                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting  Material  Pursuant  to  Rule  14a-11(c)  or  Rule
         14a-12
                          Telephone and Data Systems, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
                                        N/A
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
                                        N/A
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                                        N/A
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
                                        N/A
        ------------------------------------------------------------------------
     5) Total fee paid:
                                        N/A
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
                                        N/A
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
                                        N/A
        ------------------------------------------------------------------------
     3) Filing Party:
                                        N/A
        ------------------------------------------------------------------------
     4) Date Filed:
                                        N/A
        ------------------------------------------------------------------------

NOTES:

TELEPHONE AND DATA SYSTEMS, INC.

30 North LaSalle Street, 40th Floor
Chicago, Illinois 60602
312/630-1900

                                                                          [LOGO]

                                                  April 14, 1995

Dear Fellow Shareholders:

    You are cordially invited to attend the Annual Meeting of Shareholders on Friday, May 19, 1995, at 10:00 a.m. Chicago time, at First Chicago Center, One First National Plaza (Two South Dearborn Street), Chicago, Illinois. The formal Notice of Annual Meeting and Proxy Statement and 1994 Annual Report are enclosed.

    During the meeting, we will report on the accomplishments and plans of the Company. As is typically the case, shareholders will be asked to elect directors and ratify the selection of outside auditors. In addition, shareholders are being asked to approve a new long-term incentive stock option plan.

    We would like to have as many shareholders as possible represented at the meeting. Please sign and return the enclosed proxy, whether or not you plan to attend. If you hold more than one class of the Company's shares, you will receive a separate proxy for each holding. To assure that all of your shares are represented, you must return a proxy printed in black ink for Common Shares, including Common Shares owned through the TDS dividend reinvestment plan and through the TDS Tax-Deferred Savings Plan; a proxy printed in green ink for Series A Common Shares, including Series A Common Shares owned through the dividend reinvestment plan; a proxy printed in red ink for Preferred Shares issued before October 31, 1981 (Series A, B, D, G, H and N); and a proxy printed in blue ink for Preferred Shares issued after October 31, 1981 (Series O, S, U, V, X, BB, DD, EE, GG, HH, II, JJ, KK, LL, MM, NN, OO, PP, QQ, RR and SS).

    If you have any questions prior to the Annual Meeting, please call Investor Relations at (312) 630-1900. We look forward with pleasure to visiting with you at the Annual Meeting.

                               Very truly yours,

/s/ LeRoy T. Carlson                    /s/ LeRoy T. Carlson, Jr.
[SIG]                                   [SIG]
LeRoy T. Carlson                        LeRoy T. Carlson, Jr.
Chairman                                President and Chief Executive Officer

                 PLEASE HELP US AVOID THE EXPENSE OF FOLLOW-UP
                       PROXY MAILINGS TO SHAREHOLDERS BY
             SIGNING AND RETURNING THE ENCLOSED PROXY CARD PROMPTLY

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                      AND
                                PROXY STATEMENT

To the Shareholders of

                        TELEPHONE AND DATA SYSTEMS, INC.

    The Annual Meeting of Shareholders of Telephone and Data Systems, Inc., an Iowa corporation (the "Company" or "TDS"), will be held at First Chicago Center, One First National Plaza (Two South Dearborn Street), Chicago, Illinois, on Friday, May 19, 1995, at 10:00 a.m. Chicago time, for the following purposes:

    1.  to elect four members of the Board of Directors;

    2.  to consider and approve the 1994 Long-Term Incentive Plan;

    3. to ratify the selection of Arthur Andersen LLP as the Company's independent public accountants for the year ended December 31, 1995; and

    4. to transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

    This Notice of Annual Meeting and Proxy Statement is first being mailed to shareholders on or about April 14, 1995.

    The Board of Directors has fixed the close of business on April 10, 1995, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

    The Board of Directors would like to have all shareholders represented at the Annual Meeting. If you do not expect to be present, please sign and mail your proxy in the enclosed self-addressed envelope to Harris Trust and Savings Bank, 311 West Monroe Street, Chicago, Illinois 60606. Proxies given pursuant to this solicitation may be revoked at any time prior to the voting thereof (by written notice to the Secretary of the Company or attendance at the Annual Meeting of Shareholders and notice to the Secretary of such revocation). Once voted, however, proxies may not be retroactively revoked.

    On February 28, 1995, the Company had outstanding and entitled to vote 50,147,231 Common Shares, par value $1.00 per share (excluding 484,012 Common Shares held by a subsidiary of the Company); 6,876,432 Series A Common Shares, par value $1.00 per share; and 454,393 Preferred Shares, without par value. Each of the outstanding Common Shares and Preferred Shares is entitled to one vote on all matters to come before the Annual Meeting. Each of the outstanding Series A Common Shares is entitled to ten votes on all matters to come before the Annual Meeting. Currently, all series of Preferred Shares have voting rights. With respect to the election of directors at the Annual Meeting, the holders of Common Shares and holders of the 11,476 Preferred Shares issued before October 31, 1981 (Series A, B, D, G, H and N), voting as a group, will be entitled to elect one Class II director. The holders of Series A Common Shares and the holders of the 442,917 Preferred Shares issued after October 31, 1981 (Series O, S, U, V, X, BB, DD, EE, GG, HH, II, JJ, KK, LL, MM, NN, OO, PP, QQ, RR and SS), voting as a group, will be entitled to elect three Class II directors.

                               VOTING INFORMATION

    The holders of Series A Common Shares and Preferred Shares issued after October 31, 1981 may, with respect to the election of the Class II directors to be elected by the holders of Series A Common Shares and Preferred Shares issued after October 31, 1981, vote FOR the election of such director nominees or WITHHOLD authority to vote for such director nominees. The holders of Common Shares and Preferred Shares issued before October 31, 1981 may, with respect to the election of the Class II director to be elected by the holders of Common Shares and Preferred Shares issued before October 31, 1981, vote FOR the election of such director nominee or WITHHOLD authority to vote for such director nominee. A shareholder may, with respect to each of the other proposals, (i) vote FOR approval, (ii) vote AGAINST approval or (iii) ABSTAIN from voting on such proposal. All properly executed and unrevoked proxies received in the accompanying form in time for the 1995 Annual Meeting will be voted in the manner directed therein. If no direction is made, a proxy by any shareholder will be voted FOR the election of the named director nominees to serve as Class II directors, and FOR each of the proposals. If a proxy indicates that all or a portion of the votes represented by such proxy are not being voted with respect to a particular matter, such non-votes will not be considered to be votes cast by shares entitled to vote on such matter, although such votes may be considered to be votes cast by shares entitled to vote on other matters and will count for purposes of determining the presence of a quorum.

    The election of the Class II directors to be elected by the holders of Series A Common Shares and Preferred Shares issued after October 31, 1981 requires the affirmative vote of holders of a majority of the votes cast by the shares entitled to vote with respect to such matter at the Annual Meeting. Accordingly, if a quorum exists, the person receiving a majority of votes cast by the holders of Series A Common Shares and Preferred Shares issued after October 31, 1981 with respect to the election of such Class II director will be elected to serve as such Class II director. A majority of the votes entitled to be cast on the proposal by such voting group constitutes a quorum for action on such proposal. Since the election of each Class II director requires only the affirmative vote of holders of a majority of the votes cast by the holders of Series A Common Shares and Preferred Shares issued after October 31, 1981 with respect to such matter, withholding authority to vote for the nominee and non-votes with respect to the election of the Class II directors will not affect the outcome of the election of the Class II directors unless, as a result thereof, any director nominee fails to receive the required majority of affirmative votes cast with respect to such matter.

    The election of the Class II director to be elected by the holders of Common Shares and Preferred Shares issued before October 31, 1981 requires the affirmative vote of holders of a majority of votes cast by the shares entitled to vote with respect to such matter at the Annual Meeting. Accordingly, if a quorum exists, the person receiving a majority of votes cast by the holders of Common Shares and Preferred Shares issued before October 31, 1981 with respect to the election of such Class II director will be elected to serve as a Class II director. A majority of the votes entitled to be cast on the proposal by such voting group constitutes a quorum for action on such proposal. Since the election of such Class II director requires only the affirmative vote of a majority of the votes cast by the holders of Common Shares and Preferred Shares issued before October 31, 1981 with respect to such matter, withholding authority to vote for the nominee and non-votes with respect to the election of such Class II director will not affect the outcome of the election of such Class II director unless, as a result thereof, such director nominee fails to receive the required majority of affirmative votes cast with respect to such matter.

    The proposal to approve the 1994 Long-Term Incentive Plan will be approved if votes favoring the proposal cast by holders of Common Shares, Series A Common Shares and Preferred Shares, voting together as one group, exceed the votes cast within such group opposing such proposal, assuming that a quorum exists. A majority of the votes entitled to be cast on the proposal constitutes a quorum of that voting group for action on that proposal. Votes to abstain from voting on such proposal and non-votes will not represent votes cast in favor of or opposing such matter and will not affect the determination of whether such proposal is approved for purposes of such vote.

    The proposal to ratify the selection of Arthur Andersen LLP as the Company's independent public accountants for 1995 will be approved if votes favoring the proposal cast by holders of Common Shares, Series A Common Shares and Preferred Shares, voting together as one group, exceed the votes cast within such group opposing such proposal, assuming a quorum exists. A majority of the votes entitled to be cast on the proposal constitutes a quorum of that voting group for action on that proposal. Votes to abstain from voting on such proposal and non-votes will not be considered to be votes cast in favor of or opposing such matter and will not affect the determination of whether such proposal is approved for purposes of such vote.

    A complete list of shareholders entitled to vote at the Annual Meeting, arranged in alphabetical order and by voting group, showing the address of and number of shares held by each shareholder, will be kept open at the offices of the Company, 30 North LaSalle Street, 40th Floor, Chicago, Illinois 60602, for examination by any shareholder, beginning at least two business days after this notice of meeting and continuing through the Annual Meeting.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    The Company's Board of Directors is divided into three classes. Each year, one class is elected to serve for three years. At the 1995 Annual Meeting of Shareholders, four Class II directors will be elected for a term of three years or until their successors are elected and qualified. The nominees for election as Class II directors are identified in the tables below. In the event any nominee, who has expressed an intention to serve if elected, fails to stand for election, the persons named in the proxy presently intend to vote for a substitute nominee designated by the Board of Directors.

NOMINEES

                  CLASS II DIRECTORS--TERMS TO EXPIRE IN 1998

    The  following  persons,  if   elected  at  the   1995  Annual  Meeting   of
Shareholders, will serve as Class II directors for three years or until their successors are elected and qualified:

                       NOMINEE FOR ELECTION BY HOLDERS OF
                 COMMON SHARES AND HOLDERS OF PREFERRED SHARES
                          (SERIES A, B, D, G, H AND N)

                                                                 POSITION WITH TDS                       SERVED AS
              NAME                     AGE                    AND PRINCIPAL OCCUPATION                DIRECTOR SINCE
- ---------------------------------  -----------  ----------------------------------------------------  ---------------
James Barr III...................          55   Director of the Company and President of TDS                  1990
                                                 Telecommunications Corporation

                  NOMINEES FOR ELECTION BY HOLDERS OF SERIES A
                 COMMON SHARES AND HOLDERS OF PREFERRED SHARES
               (SERIES O, S, U, V, X, BB, DD, EE, GG, HH, II, JJ,
                     KK, LL, MM, NN, OO, PP, QQ, RR AND SS)

                                                                 POSITION WITH TDS                       SERVED AS
              NAME                     AGE                    AND PRINCIPAL OCCUPATION                DIRECTOR SINCE
- ---------------------------------  -----------  ----------------------------------------------------  ---------------
LeRoy T. Carlson, Jr.............          48   President and Director of the Company (chief                  1968
                                                 executive officer)
Donald C. Nebergall..............          66   Director and Consultant to the Company and other              1977
                                                 companies
Murray L. Swanson................          53   Executive Vice President-Finance and Director of the          1983
                                                 Company (chief financial officer)

    James Barr III was appointed President and chief executive officer of TDS Telecommunications Corporation ("TDS Telecom"), a subsidiary of the Company which operates local telephone companies, in 1990. Prior to that, Mr. Barr served as a Sales Vice President for American Telephone and Telegraph Company from 1985 through 1989. Mr. Barr is also a director of American Paging, Inc. (AMEX symbol "APP"), a subsidiary of the Company which provides radio paging services.

    LeRoy T. Carlson, Jr., has been the President and chief executive officer for more than five years. Mr. Carlson is also Chairman and a director of TDS Telecom, APP and United States Cellular Corporation (AMEX symbol "USM"), a subsidiary of the Company which operates and invests in cellular telephone companies and properties. Mr. Carlson is the son of LeRoy T. Carlson and the brother of Walter C.D. Carlson.

    Donald C. Nebergall served as the Vice President of The Chapman Company, a registered investment advisory company located in Cedar Rapids, Iowa, from 1986 to 1988. Prior to that, he was the Chairman of Brenton Bank & Trust Company, Cedar Rapids, Iowa, from 1982 to 1986, and was its President from 1972 to 1982. He has been a consultant to the Company and other companies since 1988.

    Murray L. Swanson has been Executive Vice President-Finance and chief financial officer for more than five years. Mr. Swanson is also a director of TDS Telecom, USM and APP.

    All of the nominees are current Class II directors. Mr. Barr was elected by the holders of Common Shares and Preferred Shares issued before October 31, 1981. Messrs. Carlson, Nebergall and Swanson were elected by the holders of Series A Common Shares and Preferred Shares issued after October 31, 1981.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES.

OTHER DIRECTORS

                   CLASS III DIRECTORS--TERMS EXPIRE IN 1996

    The following persons were elected at the Annual Meeting of Shareholders on May 14, 1993, to serve as Class III directors for three years or until their successors are elected and qualified:

                                                                 POSITION WITH TDS                       SERVED AS
              NAME                     AGE                    AND PRINCIPAL OCCUPATION                DIRECTOR SINCE
- ---------------------------------  -----------  ----------------------------------------------------  ---------------
Lester O. Johnson................          82   Director of the Company, Architect in private                 1968
                                                 practice
LeRoy T. Carlson.................          78   Chairman and Director of the Company                          1968
Walter C.D. Carlson..............          41   Director of the Company, Partner, Sidley & Austin,            1981
                                                 Chicago, Illinois
Herbert S. Wander................          60   Director of the Company, Partner, Katten, Muchin &            1968
                                                 Zavis, Chicago, Illinois

    All of the Class III Directors have had the principal occupations indicated for more than five years. LeRoy T. Carlson is the father of Walter C.D. Carlson and LeRoy T. Carlson, Jr. Messrs. LeRoy T. Carlson and Walter C.D. Carlson are also directors of USM. The law firm of Katten, Muchin & Zavis provided legal services to TDS in 1994.

    Mr. Johnson was elected by the holders of Common Shares and the holders of Preferred Shares issued before October 31, 1981. Messrs. L. Carlson, W. Carlson and Wander were elected by the holders of Series A Common Shares and holders of Preferred Shares issued after October 31, 1981.

                    CLASS I DIRECTORS--TERMS EXPIRE IN 1997

    The following persons were elected at the Annual Meeting of Shareholders on May 6, 1994, to serve as Class I directors for three years or until their successors are elected and qualified:

                                                                 POSITION WITH TDS                       SERVED AS
              NAME                     AGE                    AND PRINCIPAL OCCUPATION                DIRECTOR SINCE
- ---------------------------------  -----------  ----------------------------------------------------  ---------------
Donald R. Brown..................          64   Director of the Company and Senior Vice                       1979
                                                 President-Southeast Region of TDS
                                                 Telecommunications Corporation
Robert J. Collins................          59   Director of the Company and Vice President-Northeast          1974
                                                 Region of TDS Telecommunication Corporation
Rudolph E. Hornacek..............          67   Vice President-Engineering and Director of the                1968
                                                 Company

    Donald R. Brown was a Vice President of the Company between 1974 and 1990, and was the Wisconsin Region Manager between 1979 and 1992. In 1990, Mr. Brown resigned as a Vice President of the Company and was appointed as a director and Vice President of TDS Telecom. In 1992, Mr. Brown was appointed Senior Vice President-Southeast Region.

    Robert J. Collins was a Vice President of the Company between 1971 and 1990, and between 1974 and 1990 was the Northeast Region Manager. In 1990, Mr. Collins resigned as Vice President of the Company and was appointed as director and Vice President of TDS Telecom. Mr. Collins has notified the Company of his intention to resign from TDS Telecom in December, 1995.

    Rudolph E. Hornacek has been Vice President-Engineering of the Company for more than five years. He is a director of TDS Telecom.

    Mr. Brown was elected by the holders of Common Shares and holders of Preferred Shares issued before October 31, 1981. Messrs. Collins and Hornacek were elected by the holders of Series A Common Shares and the holders of Preferred Shares issued after October 31, 1981.

COMMITTEES AND MEETINGS

    The Board of Directors of the Company held four meetings during 1994. Each of the directors attended at least 75% of the meetings of the Board of Directors.

    The Board of Directors does not have a formal nominating committee.

    The Audit Committee of the Board of Directors, among other things, determines audit policies, reviews external and internal audit reports and reviews recommendations made by the Company's internal auditing staff and independent public accountants. The members of the Audit Committee are: Donald
C. Nebergall (Chairman), Walter C.D. Carlson, Lester O. Johnson and Herbert S. Wander. The committee met three times during 1994. Each committee member attended at least 75% of the meetings of the Audit Committee in 1994, except for Donald C. Nebergall, who attended two meetings during 1994.

    In 1995, the Board of Directors established a Compensation Committee, consisting of LeRoy T. Carlson, Jr., President of TDS, and a Stock Option Compensation Committee, consisting of Herbert S. Wander (chairman), Lester O. Johnson and Donald C. Nebergall. The primary function of the Compensation Committee is to approve the annual salary, bonus and other cash compensation of officers and key employees other than the President. The principal functions of the Stock Option Compensation Committee are to approve the annual salary, bonus and other cash compensation for the President, to consider and approve long-term compensation for executive officers and to consider and recommend to the Board of Directors any changes to long-term compensation plans or policies.

                                   PROPOSAL 2
                         1994 LONG-TERM INCENTIVE PLAN

    The Board of Directors has determined that it is in the best interests of the Company and its shareholders to approve the 1994 Long-Term Incentive Plan of the Company (the "Plan"). The purposes of the Plan are (i) to align the interests of the shareholders of the Company and the key executive and management employees of the Company who receive options under the Plan by increasing the proprietary interest of such employees in the Company's growth and success, (ii) to advance the interests of the Company by attracting and retaining key executive and management employees of the Company, and (iii) to motivate such employees to act in the long-term best interests of the Company's shareholders. The Plan was adopted by an ad hoc committee of the Board of Directors composed of disinterested persons within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and was ratified by the Board of Directors on November 4, 1994. The Plan will terminate ten years thereafter unless terminated earlier by the Board.

    The Plan will be administered by a Committee (the "Committee") designated by the Board of Directors of the Company, consisting of two or more members of the Board, each of whom are "outside directors" within the meaning of section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee will select those eligible key executive and management employees for participation in the Plan as the Committee determines and will determine the form and timing of each grant of an option and the number of Common Shares subject to each option, the purchase price per Common Share purchasable upon exercise of the option, the time and conditions of exercise of the option and all other terms and conditions of the option, including, without limitation, the form of the award evidencing the option.

    Participants in the Plan may consist of such key executive and management employees of the Company as the Committee may select from time to time. The Committee may grant incentive stock options which meet the requirements of section 422 of the Code ("ISOs") or non-qualified stock options which are not ISOs ("NSOs"). In the event that the Plan is not approved by shareholders, no ISOs will be granted under the Plan. Each ISO must be granted within ten years of the effective date of the Plan. Options will be subject to the terms and conditions set forth in the Plan and will contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee deems advisable, except that the Committee may not grant an option or options to any eligible employee which, in the aggregate, give in any calendar year such employee an option to purchase more than 50,000 Common Shares (as may be adjusted pursuant to the Plan due to changes in the capital structure of the Company).

    The number of Common Shares subject to an option and the purchase price per Common Share purchasable upon exercise of the option will be determined by the Committee in its discretion. However, the Plan provides that the purchase price per Common Share purchasable upon exercise of either an ISO or a NSO will generally be the average fair market value of a Common Share during the 20 trading days immediately preceding the date the option is granted, but in the case of an ISO, will not be less than 100% of the fair market value of a Common Share on the date of grant of such option and that if an ISO is granted to an employee who owns capital stock possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any of its subsidiaries (a "Ten Percent Holder"), the purchase price per Common Share must be at least 110% of its fair market value.

    The period during which an option may be exercised will be determined by the Committee. However, the Plan provides that no ISO may be exercised later than ten years after its date of grant and that, if an ISO is granted to a Ten Percent Holder, such option must be exercised within five years of its date of grant. The Committee may establish performance measures which must be satisfied during a performance period as a condition either to a grant of an option or to the exercisability of all or a portion of an option. Notwithstanding any other provision of the Plan or any provision of any award, in the event of a change in control (as defined in the Plan) of the Company, all outstanding options will become immediately exercisable in full.

    The maximum number of shares available to be offered to approximately 50 eligible employees will initially be 800,000 Common Shares, subject to adjustment in the event of certain changes in the capital structure of the Company. To the extent that any such event entitles a holder of an option to purchase additional Common Shares or other securities, the securities available under the Plan will be deemed to include such additional Common Shares or other securities.

    The Board may amend the Plan as it deems advisable, subject to any requirement of shareholder approval under applicable law, including Rule 16b-3 under the Exchange Act and section 162(m) of the Code, except that, subject to adjustment for certain changes in the capital structure of the Company, no amendment may be made without shareholder approval if such amendment (a) would increase the maximum number of Common Shares available for issuance under the Plan or (b) would reduce the minimum purchase price in the case of an option, and no amendment may extend the term of the Plan or effect any change inconsistent with section 422 of the Code with respect to any ISO granted under the Plan.

    There are no tax consequences to the Company or a participant upon the grant of an option pursuant to the Plan. A participant who is granted an NSO will generally recognize income at the time such option is exercised in an amount equal to the difference between the exercise price of the Common Shares with respect to which the option is exercised and the market value of the shares on the date of exercise. The Company will be entitled to a tax deduction for the amount of income recognized by a participant. A participant who is granted an ISO will not recognize any taxable income at the time of its exercise. If the holder of an ISO does not dispose of the Common Shares acquired upon the exercise of the option before the later of two years from the date of grant of the option and one year from the date of exercise, any gain or loss realized on a subsequent disposition of the shares will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction for federal income tax purposes. If the holder sells or disposes of the Common Shares acquired upon the exercise of an Incentive Stock Option within two years from the date of the grant or one year from the date of exercise (a "disqualifying disposition") and the amount realized upon such disposition is greater than the exercise price, then the holder will recognize ordinary income at the time of the disqualifying disposition in an amount equal to the excess of the lesser of
(i) the amount realized upon the disposition and (ii) the fair market value of the shares disposed of, determined on the date such shares were transferred to the holder pursuant to the exercise of the option, over the exercise price. The Company generally will be entitled to a deduction corresponding to the amount of recognized ordinary income.

    On November 4, 1994, the aforementioned ad hoc committee of the Board of Directors of the Company approved, and the full Board of Directors ratified, the grant of options (the "Automatic Options") to purchase an aggregate of 220,150 Common Shares of the Company to 32 eligible employees, including Automatic

Options for an aggregate of 165,050 Common Shares to ten executive officers of the Company, pursuant to the Plan. The purchase price per Common Share subject to the Automatic Options is $47.59, representing the average of the closing prices of the Common Shares on the American Stock Exchange for the twenty trading days ended on November 3, 1994. Each Automatic Option becomes exercisable in annual increments of 20% each on December 15, 1994, and on the first through the fourth anniversaries of such date, but no Automatic Option is exercisable for a period of more than ten years.

    In addition, on each of December 15, 1995 and on the first through fourth anniversaries of such date (collectively, the "Anniversary Dates"), each optionee may also become eligible to exercise options (the "Performance Options") to purchase an additional number of Common Shares equal to a percentage (not in excess of 200%) of the number of Common Shares subject to Automatic Options which shall have become exercisable with respect to such person in the year immediately preceding the year of such Anniversary Date. Such percentage will be based on the achievement of certain levels of corporate and individual performance as contemplated by the Plan. The purchase price per Common Share subject to the Performance Options will be the average of the closing prices of the Common Shares on the American Stock Exchange for the twenty trading days ended on the trading day immediately preceding April 30 of the year in which the Performance Options become exercisable. The Performance Options will become exercisable in full on the Anniversary Date on which they are granted and will remain exercisable for a period of ten years.

    The following table specifies the number of Common Shares which are subject to options granted under the Plan to the named executive or group:

                               NEW PLAN BENEFITS
                        1994 LONG-TERM INCENTIVE PLAN(1)

                                                                                                  NUMBER OF
                                           NAME(2)                                              COMMON SHARES
- ---------------------------------------------------------------------------------------------  ---------------
LeRoy T. Carlson.............................................................................        36,050
LeRoy T. Carlson, Jr.........................................................................        47,100
Murray L. Swanson............................................................................        18,500
Other Executives.............................................................................        63,400
                                                                                               ---------------
Executive Group..............................................................................       165,050
Non-Executive Director Group.................................................................        -0-
Non-Executive Employee Group.................................................................        55,100
                                                                                               ---------------
    TOTAL....................................................................................       220,150
                                                                                               ---------------
                                                                                               ---------------

- ---------
(1) Since the option exercise price of $47.59 is equal to the fair market value of the Common Shares as of the date of grant, no dollar value was assigned to the options for purposes of the above table.

(2) Neither James Barr III nor H. Donald Nelson is eligible to participate in the 1994 Long-Term Incentive Plan.

    This description of the 1994 Long-Term Incentive Plan is a summary only and is qualified by the terms of the 1994 Long-Term Incentive Plan itself, a copy of which is attached to this Proxy Statement as Exhibit A.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 1994 LONG-TERM INCENTIVE PLAN.

                                   PROPOSAL 3
                         INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors anticipates continuing the services of Arthur Andersen LLP as independent public accountants for the current fiscal year. Representatives of Arthur Andersen LLP, who served as independent public accountants for the last fiscal year, are expected to be present at the Annual Meeting of Shareholders and will have the opportunity to make a statement and respond to questions at the Annual Meeting.

    Shareholder ratification of the selection of Arthur Andersen LLP as the Company's independent public accountants is not required by the Bylaws or otherwise. However, as a matter of good corporate practice, the Board of Directors has elected to seek such ratification by the affirmative vote of the holders of a majority of the votes cast by shares entitled to vote with respect to such matter at the Annual Meeting. Should the shareholders fail to ratify the selection of Arthur Andersen LLP as independent public accountants, the Board of Directors will consider whether to retain such firm for the year ending December 31, 1995.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR THE CURRENT FISCAL YEAR.

                               EXECUTIVE OFFICERS

    In addition to the executive officers identified in the tables regarding the election of directors, set forth below is a table identifying current officers of the Company and its subsidiaries who may be deemed to be executive officers of the Company for disclosure purposes under the rules of the Securities and Exchange Commission.

                         NAME                               AGE                              POSITION
- ------------------------------------------------------  -----------  ---------------------------------------------------------
H. Donald Nelson......................................          61   President of United States Cellular Corporation
John R. Schaaf........................................          49   President of American Paging, Inc.
Michael K. Chesney....................................          39   Vice President-Corporate Development
George L. Dienes......................................          64   Vice President-Corporate Development
C. Theodore Herbert...................................          59   Vice President-Human Resources
Ronald D. Webster.....................................          45   Vice President and Treasurer
Byron A. Wertz........................................          48   Vice President-Corporate Development
Gregory J. Wilkinson..................................          44   Vice President and Controller
Michael G. Hron.......................................          50   Secretary

    H. Donald Nelson is a director of and has served as the President and chief executive officer of USM for more than five years.

    John R. Schaaf is a director of and was appointed President of APP in 1991. Prior to that, Mr. Schaaf was Vice President-Operations of APP for more than five years.

    Michael K. Chesney was appointed a Vice President-Corporate Development of the Company in 1994. Prior to that he was Director--Corporate Development of the Company for more than five years.

    George L. Dienes has been a Vice President-Corporate Development of the Company for more than five years.

    C. Theodore Herbert has been Vice President-Human Resources of the Company for more than five years.

    Ronald D. Webster was appointed a Vice President of the Company in 1993. He has been the Treasurer of the Company for more than five years.

    Byron A. Wertz was appointed a Vice President-Corporate Development of the Company in 1994. Prior to that he was Director--Telecommunications Development of the Company for more than five years.

    Gregory J. Wilkinson was appointed a Vice President of the Company in 1993. He has been the Controller of the Company for more than five years.

    Michael G. Hron has been the Secretary of the Company for more than five years. He has been a partner at the law firm of Sidley & Austin for more than five years.

    All of TDS's executive officers devote substantially all of their time to the Company or its subsidiaries, except for Michael G. Hron who is a practicing attorney.

                             EXECUTIVE COMPENSATION

SUMMARY OF COMPENSATION

    The following table summarizes the compensation paid by TDS during 1994 to the chief executive officer of TDS and the four most highly compensated executive officers of the Company and its subsidiaries other than the chief executive officer for services rendered during the year ended December 31, 1994.

                         SUMMARY COMPENSATION TABLE (1)

                                                                   LONG-TERM
                                                                 COMPENSATION
                                                                    AWARDS
                                      ANNUAL COMPENSATION    ---------------------
                                      --------------------   SECURITIES UNDERLYING       ALL OTHER
 NAME AND PRINCIPAL POSITION    YEAR  SALARY(2)   BONUS(3)      OPTIONS/SARS(4)       COMPENSATION(5)
- ------------------------------  ----  ---------   --------   ---------------------   -----------------
LeRoy T. Carlson..............  1994   $290,000    $45,000           36,050               $32,848
 Chairman                       1993   $265,000    $80,000         --                     $23,875
                                1992   $245,000    $60,000         --                     $28,218
LeRoy T. Carlson, Jr..........  1994   $350,000    $95,000           47,100               $10,485
 President                      1993   $316,000    $95,000         --                     $15,461
 (chief executive officer)      1992   $290,000    $75,000         --                     $12,072
Murray L. Swanson.............  1994   $241,000    $42,750           18,500               $16,351
 Executive Vice President-      1993   $224,000    $74,000         --                     $28,553
 Finance (chief financial
 officer)                       1992   $207,000    $57,000         --                     $21,967
James Barr III................  1994   $242,500    $54,563         --                     $15,541
 President of TDS               1993   $227,500    $66,500         --                     $24,704
 Telecommunications             1992   $202,500    $55,200         --                     $17,804
 Corporation
H. Donald Nelson (6)..........  1994   $245,726    $49,500           28,414               $ 3,703
 President of United States     1993   $206,375    $66,500              600               $ 4,714
 Cellular Corporation           1992   $191,375    $62,500              600               $ 3,072

- ---------
(1) Does not include the discount amount under any dividend reinvestment plan or any employee stock purchase plan since such plans are generally available to all eligible shareholders or salaried employees, respectively. Does not include the value of any perquisites and other personal benefits, securities or property, since the aggregate amount of such compensation is the lesser of either $50,000 or 10% of the total of annual salary and bonus reported for the named executive officers above.

(2) Represents the dollar value of base salary (cash and non-cash) earned by the named executive officer during the fiscal year identified.

(3) Represents the dollar value of bonus (cash and non-cash) earned by the named executive officer for 1993 and 1992. Except for LeRoy T. Carlson, Jr., the final bonuses for 1994 have not yet been determined, but the amounts listed above for 1994 were approved for payment as a partial advance of the 1994 bonus. See "Executive Officer Compensation Report."

(4) Represents the number of TDS Common Shares subject to stock options ("Options") and/or stock appreciation rights ("SARs") awarded during the fiscal year identified, except for H. Donald Nelson, in which case the amount represents the number of USM shares subject to Options and/or SARs awarded during the fiscal year identified. Unless otherwise indicated by footnote, the awards represent Options without tandem SARs.

(5) Includes contributions by the Company for the benefit of the named executive officer under the Employees' Pension Trust ("EPT"), including earnings accrued under a related supplemental benefit agreement, the TDS
     Tax-Deferred Savings Plan ("TDSP") and the taxable dollar value of any insurance premiums paid during the covered fiscal year with respect to term life insurance for the benefit of the named executive ("Life Insurance"), as indicated below:

                      LEROY T. CARLSON    LEROY T. CARLSON, JR.   MURRAY L. SWANSON   JAMES BARR III    H. DONALD NELSON
                      -----------------   ---------------------   -----------------   ---------------   ----------------
EPT.................       $17,192               $ 7,539               $11,984            $11,599            $   --
TDSP................         1,800                 1,800                 1,800              1,800             1,232
Life Insurance......        13,856                 1,146                 2,567              2,142             2,471
                          --------              --------              --------        ---------------       -------
                           $32,848               $10,485               $16,351            $15,541            $3,703
                          --------              --------              --------        ---------------       -------
                          --------              --------              --------        ---------------       -------


(6) All of Mr. Nelson's compensation is paid by USM and is approved by the Chairman of the Board of Directors of USM.

GENERAL INFORMATION REGARDING OPTIONS AND SARS

    The following tables show, as to the executive officers who are named in the Summary Compensation Table, information regarding Options and/or SARs. The number of shares subject to the Options and/or SARs and the exercise prices have been adjusted for stock splits in 1988.

                      INDIVIDUAL OPTION/SAR GRANTS IN 1994

                                                                                                 POTENTIAL REALIZABLE VALUE AT
                             NUMBER OF                                                           ASSUMED ANNUAL RATES OF STOCK
                            SECURITIES      % OF TOTAL                                           PRICE APPRECIATION FOR OPTION
                            UNDERLYING     OPTIONS/SARS                                                     TERMS(4)
                           OPTIONS/SARS     GRANTED TO     EXERCISE    MARKET     EXPIRATION     ------------------------------
          NAME              GRANTED(1)     EMPLOYEES(2)     PRICE     PRICE(3)       DATE          0%        5%         10%
- -------------------------  -------------   -------------   --------   --------   -------------   ------  ----------  ----------
LeRoy T. Carlson.........      36,050           16%          $ 47.59    $ 47.59    11/04/04      $-0-    $1,078,944  $2,734,256
LeRoy T. Carlson, Jr.....      47,100           21%          $ 47.59    $ 47.59    11/04/04      $-0-    $1,409,660  $3,572,356
Murray L. Swanson........      18,500            8%          $ 47.59    $ 47.59    11/04/04      $-0-    $  553,688  $1,403,155
H. Donald Nelson (5)
  1994 Options...........      28,200           15%          $ 32.25    $ 32.25    11/09/04      $-0-    $  571,948  $1,449,429
  1991 Options...........         214           15%          $ 15.67    $ 28.25    11/01/97      $2,692  $    3,906  $    5,289
                           -------------        ---                                              ------  ----------  ----------
TOTAL                          28,414           15%                                              $2,692  $  575,854  $1,454,718
                           -------------        ---                                              ------  ----------  ----------
                           -------------        ---                                              ------  ----------  ----------

- ------------
(1) For the terms of the Options granted in 1994 by TDS, see "1994 Long-Term Incentive Plan" above.

(2) Represents the percent of total TDS shares underlying Options/SARS awarded to all TDS employees during the fiscal year, except for H. Donald Nelson, in which case the percentage represents the percent of total USM shares underlying options/SARs awarded to all USM employees during the fiscal year.

(3)  Represents the fair market value of shares as of the award date.

(4) Represents the potential realizable value of each grant of Options, assuming that the market price of the shares underlying the Options appreciates in value from the award date to the end of the Option term at the indicated annualized rates.

(5) On November 9, 1994, Mr. Nelson was granted an Option to purchase 28,200 USM Common Shares which becomes exercisable in annual increments of 20% on December 15, 1994 and on the first through the fourth anniversaries of such date. On February 1, 1991, H. Donald Nelson received an award of Options for USM shares which could vary, based on performance, between 80% and 120% of the targeted amount of 9,000 shares. Therefore, options for 7,200 shares or 80% of the targeted amount were deemed to be awarded on the grant date. The minimum amount scheduled to become exercisable is 1,200 USM shares in each year on February 1, 1992 through February 1, 1997. Each year during such period an additional number of USM shares, up to an additional 600 shares, may be awarded based on performance for the prior year. The amount over 1,200 shares per year which is awarded based on performance is shown above as a grant in that year. Since 1,414 shares were awarded in 1994 to become exercisable in 1995, 214 shares are shown as a grant in 1994. The exercise price of the Options is equal to the average market price of USM Common Shares for the 20 consecutive trading days ending on the original grant date of February 1, 1991.

AGGREGATED OPTION/SAR EXERCISES IN 1994, AND DECEMBER 31, 1994 OPTION/SAR VALUE

                                                                                   AS OF DECEMBER 31, 1994
                                                                 -----------------------------------------------------------
                                               1994                 NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                    --------------------------     UNDERLYING UNEXERCISED              IN-THE-MONEY
                                      SHARES                           OPTIONS/SARS(3)                OPTIONS/SARS(4)
                                    ACQUIRED ON      VALUE       ---------------------------   -----------------------------
        NAME                        EXERCISE(1)   REALIZED(2)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
- --------------------                -----------   ------------   -----------   -------------   ------------   --------------
LeRoy T. Carlson....  1994 Options    --              --             7,210         28,840       $  -0-          $ -0-
                                                                 -----------   -------------   ------------   --------------
                                                                 -----------   -------------   ------------   --------------
LeRoy T. Carlson,
 Jr.................  1994 Options    --              --             9,420         37,680       $  -0-          $ -0-
                      1988 Options    --              --            38,350         51,000        1,205,449       1,607,265
                                                                 -----------   -------------   ------------   --------------
                      Total           --              --            47,770         88,680       $1,205,449      $1,607,265
                                                                 -----------   -------------   ------------   --------------
                                                                 -----------   -------------   ------------   --------------
Murray L. Swanson...  1994 Options    -0-           $-0-             3,700         14,800       $  -0-          $ -0-
                      1987 Options    3,375(5)       102,102        -0-            10,125          -0-             382,877
                                    -----------   ------------   -----------   -------------   ------------   --------------
                      Total           3,375         $102,102         3,700         24,925       $  -0-          $  382,877
                                    -----------   ------------   -----------   -------------   ------------   --------------
                                    -----------   ------------   -----------   -------------   ------------   --------------
James Barr III......  1990 Options    --              --             8,000         12,000       $   49,000      $   73,500
                                                                 -----------   -------------   ------------   --------------
                                                                 -----------   -------------   ------------   --------------
H. Donald Nelson....  1994 Options    --              --             5,640         22,560       $    2,820      $   11,280
                      1991 Options    --              --             5,224          3,814           89,226          65,143
                      SARs            --              --            14,400         21,600          255,600         383,400
                                                                 -----------   -------------   ------------   --------------
                      Total           --              --            25,264         47,974       $  347,646      $  459,823
                                                                 -----------   -------------   ------------   --------------
                                                                 -----------   -------------   ------------   --------------

- ------------
(1) Represents the number of TDS Common Shares received upon exercise or, if no shares were received, the number of TDS Common Shares with respect to which the Options or SARs were exercised, except for H. Donald Nelson, in which case the information is presented with respect to USM shares.

(2) Represents the aggregate dollar value realized upon exercise, based on the difference between the exercise price and the average of the high and low price of the shares on the date of exercise as reported in the American Stock Exchange ("AMEX") Composite Transactions by THE WALL STREET JOURNAL.

(3) Represents number of TDS Common Shares subject to Options and/or SARs, except for H. Donald Nelson, in which case the information is presented with respect to USM shares.

(4) Represents the aggregate dollar value of in-the-money, unexercised Options and SARs held at the end of the fiscal year, based on the difference between the exercise price and $46.125, the closing price of TDS Common Shares or, with respect to H. Donald Nelson, $32.75, the closing price of USM Common Shares, on December 30, 1994, as reported in the AMEX Composite Transactions by THE WALL STREET JOURNAL.

(5) Options for a total of 3,375 Common Shares were exercised. A total of 700 Common Shares received upon exercise were used to pay the exercise price and 940 Common Shares were used to pay withholding taxes.

SUPPLEMENTAL BENEFIT AGREEMENTS

    The Telephone and Data Systems, Inc. Employees' Pension Trust (the "Pension Plan") is a defined contribution plan designed to provide retirement benefits for eligible employees of the Company and certain of its affiliates which adopt the Pension Plan. Annual employer contributions based upon actuarial assumptions are made under a formula designed to fund a target pension benefit for each participant commencing generally upon the participant's attainment of retirement age. The amounts of the annual contributions are included above in the Summary Compensation Table under "All Other Compensation."

    In 1980, TDS entered into a nonqualified supplemental benefit agreement with LeRoy T. Carlson which, as amended, requires TDS to pay a supplemental retirement benefit to Mr. Carlson, in the amount of $47,567 plus interest at a rate equal to 1/4% under the prime rate for the period from May 15, 1981 (the date of Mr. Carlson's 65th birthday) to May 31, 1991, in five annual installments beginning June 1, 2001, plus interest at 9 1/2% compounded semi-annually from June 1, 1991. The agreement was entered into because certain amendments made to the Pension Plan in 1974 had the effect of reducing the amount of retirement benefits which Mr. Carlson would receive under the Pension Plan. The payments to be made under the agreement, together with the retirement benefits under the Pension Plan, were designed to permit Mr. Carlson to receive approximately the same retirement benefits he would have received if the Pension Plan had not been amended. All of the interest accrued under this agreement is included above in the Summary Compensation Table under "All Other Compensation" and identified in footnote 5 thereto as contributions under the Employees' Pension Trust (EPT).

    In 1988, USM entered into a nonqualified supplemental benefit agreement with
H. Donald Nelson which requires USM to pay a supplemental retirement benefit to Mr. Nelson. The agreement was entered into because Mr. Nelson's employment with TDS was terminated upon the completion of the initial public offering of USM Common Shares in May 1988 and, as a result, he was no longer eligible to participate in the Pension Plan. Under the supplemental benefit agreement, USM is obligated to pay Mr. Nelson an amount equal to the difference between the retirement benefit he will receive from the Pension Plan and that which he would have received had he continued to work for TDS. USM will pay any such benefit at the same time as Mr. Nelson receives payments from the Pension Plan. At the time of Mr. Nelson's withdrawal from the TDS Pension Plan, he had 5 years of credited service. If he had continued as an active participant, he would have received credit for 16 years of service upon retirement at age 65. If Mr. Nelson had continued to be employed by TDS, and had remained employed through age 65, he would have been eligible to receive an estimated annual benefit upon retirement of approximately $50,000 under the TDS Pension Plan. Currently, Mr. Nelson's annual benefit under the TDS Pension Plan is expected to be approximately $15,000. Accordingly, Mr. Nelson is expected to receive an estimated annual benefit of approximately $35,000 under the supplemental benefit agreement. Such estimates are based on Mr. Nelson's base salary, which is included in the cash compensation table above, and calculations of certain projections to age 65. The actual benefits payable to Mr. Nelson upon retirement will be based upon the facts that exist at the time and will be determined actuarially pursuant to the TDS Pension Plan. Since the nature of this agreement is a defined benefit arrangement, no amounts related thereto are included above in the Summary Compensation Table.

SALARY CONTINUATION AGREEMENT

    The Company has entered into an agreement with LeRoy T. Carlson whereby it will employ Mr. Carlson until he elects to retire. Mr. Carlson is to be paid at least $60,000 per annum until his retirement. The agreement also provides that upon his retirement, Mr. Carlson will be retained by the Company as a part-time consultant (for not more than 60 hours in any month) until his death or disability. Upon his retirement, Mr. Carlson will receive $75,000 per annum as a consultant, plus increments beginning in 1985 equal to the greater of three percent of his consulting fee or two-thirds of the percentage increase in the consumer price index for the Chicago metropolitan area. If Mr. Carlson becomes disabled before retiring, the Company can elect to discontinue his employment and retain him in accordance with the consulting arrangement described above. Upon Mr. Carlson's death (unless his death follows his voluntary termination of his employment or the consulting arrangement), his widow will receive until her death an amount equal to that which Mr. Carlson would have received as a consultant. The Company may terminate payments under the agreement if Mr. Carlson becomes the owner of more than 21% of the stock, or becomes an officer, director, employee or paid agent of any competitor of the Company within the continental United States. No amounts were accrued or payable under this agreement in 1994, 1993 or 1992, and no amounts related thereto are included above in the Summary Compensation Table.

COMPENSATION OF DIRECTORS

    Directors of the Company who are not officers or employees of TDS or any subsidiary of TDS receive an annual fee of $12,000 plus $1,000 for attendance at each meeting of the Board of Directors and $500 for attendance at each audit committee meeting. Pursuant to such policy, in 1994, each of Walter C.D. Carlson, Lester O. Johnson, Donald C. Nebergall and Herbert S. Wander earned $16,000 in director's fees, each of Walter C.D. Carlson, Lester O. Johnson and Herbert S. Wander earned $1,500 for services on the audit committee and Donald
C. Nebergall earned $1,000 for services on the audit committee. Donald C. Nebergall also received $9,250 as a bonus for services in 1993 and $112,000 for consulting services provided to the Company in 1994. In addition, the Company paid directors' life insurance premiums in 1994 on behalf of each of the following directors in the indicated amounts: James Barr III ($525); Donald R. Brown ($1,888); LeRoy T. Carlson ($4,155); LeRoy T. Carlson, Jr. ($220); Walter C.D. Carlson ($159); Robert J. Collins ($483); Rudolph E. Hornacek ($2,198); Donald C. Nebergall ($869); Murray L. Swanson ($1,589); and Herbert S. Wander ($873). Except for such life insurance premiums, directors who are also employees of the Company do not receive any compensation for services rendered as directors.

EXECUTIVE OFFICER COMPENSATION REPORT

    This report is submitted by LeRoy T. Carlson, Jr., President, who serves as the Compensation Committee of the Board of Directors for all officers other than the President, and by the Stock Option Compensation Committee of the Board of Directors, which approves all compensation for the President and approves long-term compensation to executive officers of the Company.

    The Company's compensation policies for executive officers are intended to provide incentives for the achievement of corporate and individual performance goals and to provide compensation consistent with the financial performance of the Company. The Company's policies are based on the belief that the incentive compensation performance goals for executive officers should be based on factors over which such officers have control and which are important to the Company's long-term success. It is also believed that compensation paid should be appropriate in relation to the financial performance of the Company and should be sufficient to enable the Company to attract and retain individuals possessing the talents required for the Company's long-term successful performance.

    Executive compensation consists of both annual and long-term compensation. Annual compensation consists of a base salary and an annual bonus. The Company evaluates the annual compensation of each executive officer on an aggregate basis by combining the base salary and bonus, and also evaluates the level of the base salary and the bonus separately. Annual compensation decisions are based partly on individual and corporate short-term performance and partly on the individual and corporate cumulative long-term performance during the executive's tenure in his position, particularly with regard to the President (chief executive officer). Long-term compensation is intended to compensate executives primarily for their contributions to long-term increases in shareholder value. Long-term compensation is generally provided through the grant of stock options.

    The process of determining base salary begins with establishing an appropriate salary range for each officer. Each officer's range is based upon the particular duties and responsibilities of the officer, as well as salaries for comparable positions with other companies. These other companies include the companies included in the peer group index described below under "Stock
Performance Chart," as well as other companies in the telecommunications industry and other industries with similar characteristics, to the extent considered appropriate in the judgment of the President, based on similar size, function, geography or otherwise. No written or formal list of specific companies is prepared. Instead, as discussed below, the President is provided with various sources of information about executive compensation at other companies, such as compensation reported in proxy statements of comparable companies and salary surveys published by various organizations. The President uses these sources and makes a personal determination of appropriate sources, companies and ranges for each executive officer. The base salary of each officer is set within a range considered appropriate in the judgment of the President based on an assessment of the particular responsibilities and performance of such officer, taking into account the performance of the Company (as discussed below), other comparable companies, the industry and the economy in general during the immediately preceding year. The President makes a personal determination of the appropriate range based on the total mix of information available to him. The range considered to be relevant by the President is based on his informed judgment, using the information provided to him by the Vice President of Human Resources, as discussed below. The range is not based on any formal analysis nor is there any documentation of the range which the President considers relevant in making his compensation decisions. The salary of the executive officers is believed to be at or slightly above the median of the range considered to be relevant in the judgment of the President.

    Annually, the nature and extent of each executive officer's major accomplishments and contributions for the year are determined through written information prepared by the executive and by others familiar with his performance, including the executive's direct supervisor. With regard to all executive officers other than the President, the President evaluates the information in terms of the personal objectives given by the President or other direct supervisor to such executive officer for the performance appraisal period. The President also makes an assessment of how well the Company did as a whole during the year and the extent to which the President believes the executive officer contributed to the results. With respect to executive officers having primary responsibility over a certain business unit or division of the Company, the President considers the performance of the business unit or division and makes an assessment of the contribution of the executive officer thereto. The primary focus of the Company is increasing shareholder value through growth, measured in terms such as: revenues; cellular telephones, landline telephone access lines and pagers in service; operating cash flow; and income. In general, the Company believes it has met or exceeded its objectives of growth while managing to balance the effects of the costs of such growth. In 1994, revenues increased 31.0%, consolidated cellular telephone customer units increased 61.3%, telephone access lines increased 10.2%, pagers in service increased 41.6%, operating cash flow increased 38.7% and operating income increased 56.1%. However, no specific measures of performance are considered determinative in the compensation of executive officers. Instead, all of the facts and circumstances are taken into consideration by the President in his executive compensation decisions. Ultimately, it is the informed judgment of the President that determines an executive's salary and bonus, this being based on
the   total  mix  of  information  rather  than  on  any  specific  measures  of performance.

    Other than for the President, the President serves as the Compensation Committee. The Vice President-Human Resources accumulates and prepares various materials, including relevant base pay and bonus information, for the annual compensation reviews of executive officers. These materials are reviewed by the President along with various performance evaluation information. The President will determine the bonus for 1994 and base salary for 1995 for all executives other than himself. The Company has no written or formal corporate bonus plan. The bonuses for corporate executive officers are determined by the President based on his evaluation of each executive's contribution to the Company, the achievement of individual objectives, the Company's performance and all other facts and circumstances considered relevant in his judgment. The President has not yet taken action to approve the 1994 bonus or the 1995 base salary for these executives. Due to the fact that the 1994 bonus had not been determined as of the end of 1994, the President approved advance bonus payments for 1994 to all executive officers of TDS, excluding the President. The amounts approved for the named executives are listed above in the Summary Compensation Table.

    The compensation of the President (chief executive officer) of the Company, is proposed by the President to the Stock Option Compensation Committee of the Board of Directors, and approved or adjusted by the Stock Option Compensation Committee. In addition to the factors described above for all executive officers in general, the Vice President-Human Resources prepares an analysis of compensation paid to chief executive officers of other comparable companies. These other companies include the companies included in the peer group index described below under "Stock Performance Chart," as well as other companies in the telecommunications industry and other industries with similar characteristics, to the extent considered appropriate in the judgment of the President, based on similar size, function, geography or otherwise. This information is presented to the President who recommends a base salary and bonus level for himself. The Stock Option Compensation Committee approves the final base salary and bonus of the President based on the recommendation of the President. The Stock Option Compensation Committee approved an increase in the base salary of the President from $316,000 in 1993 to $350,000 for 1994, representing an increase of approximately 10.8%. The Stock Option Compensation Committee also approved the President's bonus of $95,000 for 1993 and $95,000 for 1994.

    As with the other executive officers, the compensation of the President is based on all facts and circumstances and the total mix of information rather than related to any specific measures of performance. The Stock Option Compensation Committee has access to numerous performance measures and financial statistics prepared by the Company's financial personnel. This financial information includes the audited financial statements of the Company, as well as internal financial statements such as budgets and their results, operating statistics and various analyses. The Stock Option Compensation Committee is not limited in its analysis to the information presented to it by the President or available from financial personnel, and may consider other factual or subjective factors as the members of such committee deem appropriate in their compensation decisions. No specific measures of performance are considered determinative in the compensation of the President. Instead, all of the facts and circumstances are taken into consideration by the Stock Option Compensation Committee in its executive compensation decisions. Ultimately, it is the informed judgment of the Stock Option Compensation Committee, based on the recommendation of the President, that determines the salary and bonus for the President, this being based on the total mix of information rather than on any specific measures of performance. The Stock Option Compensation Committee believes that the annual total base salary and bonus compensation of the President has been set at a level less than an average level for equally responsible executives at companies which it considers comparable. The members of the

Stock Option Compensation Committee base this belief on their personal assessment and judgment of the President's responsibilities in comparison to the chief executive officers and chief operating officers of the companies included in the peer group index described below under "Stock Performance Chart," as well as other companies in the telecommunications industry and other industries with similar characteristics, based on the information prepared by the Vice President of Human Resources, as discussed above. The President has a substantial beneficial interest in the Company, as described below under "Security Ownership of Management," and will benefit together with other shareholders based on the performance of the Company. The Stock Option Compensation Committee considers this an important fact in connection with its review and approval or adjustment of the salary and bonus recommended by the President for himself.

    At such time as the President approves the 1994 bonuses and 1995 salaries for executive officers and recommends a 1995 salary for himself, he may also recommend to the Stock Option Compensation Committee long-term compensation in the form of additional stock option grants, stock appreciation rights or otherwise for executive officers and himself. The long-term compensation decisions for executive officers will be made by the Stock Option Compensation Committee in a manner similar to that described for annual base salary and bonus decisions, except that the stock options will generally vest over several years in a manner which will reflect the goal of relating the long-term compensation of the executive officers, including the President, to increases in shareholder value over the same period.

    In 1994, prior to the establishment of the Stock Option Compensation Committee, an ad-hoc committee of outside directors approved the 1994 Long-Term Incentive Plan and granted options thereunder, as indicated in the above tables and as discussed above under "1994 Long-Term Incentive Plan."

    TAX LAW CHANGES. For tax years beginning on and after January 1, 1994, the federal income tax laws were amended to limit to $1 million the deduction a publicly held corporation may take for certain compensation paid to each of its chief executive officer and four most highly compensated executive officers (other than the chief executive officer). Generally, "performance-based" compensation, including stock options and stock appreciation rights, is not subject to the $1 million deduction limitation if certain requirements are satisfied. Under transition rules provided in proposed Treasury regulations, stock option plans that meet certain requirements are deemed to meet the performance-based compensation exception until the 1996 annual shareholders' meeting. The 1994 Incentive Plan has been prepared to comply with the performance-based compensation exception to the $1 million deduction limitation, as set forth in the proposed Treasury regulations. Due to these and other reasons, the Company does not believe the $1 million deduction limitation should have any effect on the Company in the near future. The Company will continue to consider ways to maximize the deductibility of executive compensation, while retaining the discretion the Company deems necessary to compensate executive officers in a manner commensurate with performance and the competitive environment for executive talent.

    By LeRoy T. Carlson, Jr., President; and

    By the Stock Option Compensation Committee:

    Herbert S. Wander (Chairman); Lester O. Johnson; and Donald C. Nebergall

STOCK PERFORMANCE CHART

    The following chart graphs the performance of the cumulative total return to shareholders (stock price appreciation plus dividends) during the previous five years in comparison to returns of the Standard & Poor's 500 Composite Stock Price Index and a peer group index. The peer group index was constructed specifically for the Company and includes the following non-Bell telephone companies: ALLTEL Corp., C-TEC Corp., Century Telephone Enterprises, Inc., Cincinnati Bell, Inc., Citizens Utilities Co., Frontier Corp. (formerly Rochester Telephone Corp.), Lincoln Telecommunications, Inc., Southern New England Telecommunications Corp. and TDS. In calculating the peer group index, the returns of each company in the group have been weighted according to such company's market capitalization at the beginning of the period.

                      COMPARATIVE FIVE-YEAR TOTAL RETURNS*
                            TDS, S&P 500, PEER GROUP
                     (PERFORMANCE RESULTS THROUGH 12/31/94)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              TDS      S&P 500     PEER GROUP
1989          100.00      100.00        100.00
1990           74.50       96.90         79.04
1991           77.93      126.42         86.06
1992           89.99      136.05        102.85
1993          116.36      149.76        124.01
1994          103.84      151.48        117.82

Assumes $100 invested at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year in TDS common stock, S&P 500, and Peer Group.

*Cumulative total return assumes reinvestment of dividends.

    The peer group index was revised from the prior year to add Citizens Utilities Co. because it acquired substantial telephone properties from GTE Corp. in 1994. For comparison to the above-reported peer group results, if the Company had not changed the peer group index from the peer group reported in its 1994 Notice of Annual Meeting and Proxy Statement, the peer group results would have been as follows:

                                                       1989   1990   1991    1992    1993    1994
                                                      ------  -----  -----  ------  ------  ------
Peer Group..........................................  $100.00 $82.14 $85.91 $101.74 $121.88 $120.78

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    LeRoy T. Carlson, Jr., President (chief executive officer) of TDS, makes annual compensation decisions for TDS executives other than for himself. LeRoy
T.   Carlson,  Jr.,   is  a   member  of   the  Board   of  Directors   of  TDS,

USM, TDS Telecom and APP. LeRoy T. Carlson, Jr., is also the Chairman of TDS Telecom, USM and APP and, as such, approves the executive officer compensation decisions for TDS Telecom, USM and APP. The Stock Option Compensation Committee of the Board of Directors of TDS makes annual compensation decisions for the President of TDS and makes long-term compensation decisions for all executive officers. The members of the Stock Option Compensation Committee are Herbert S. Wander (Chairman), Lester O. Johnson and Donald C. Nebergall, all of whom are directors of TDS.

ISSUANCE OF TDS SHARES IN CONNECTION WITH CERTAIN ACQUISITIONS

    The Company issues TDS securities in connection with the acquisition of cellular interests on behalf of USM. At the time such acquisitions are closed, the acquired cellular interests are generally transferred to USM, which reimburses TDS by issuing USM securities to TDS or by increasing the balance due to TDS under a revolving credit agreement between TDS and USM (the "Revolving Credit Agreement"). The fair market value of the USM securities issued to TDS in connection with these transactions is calculated in the same manner and over the same time period as the fair market value of the TDS securities issued to the sellers in such acquisitions. During 1994, USM issued 4.2 million USM Common Shares to TDS and became indebted to TDS for an additional $309,000 under the Revolving Credit Agreement, to reimburse TDS for 2.2 million TDS Common Shares issued for such cellular interests.

    In addition to the shares described in the preceding paragraph, additional securities of TDS and USM were authorized for issuance in connection with acquisitions of cellular interests that were pending at December 31, 1994. In connection with these acquisitions, TDS expects to issue in 1995 or later years approximately 1.9 million TDS Common Shares, for which USM will reimburse TDS by issuing approximately 2.7 million USM Common Shares and increasing the amount of debt under the Revolving Credit Agreement in an amount estimated to be approximately $11.2 million.

OTHER RELATIONSHIPS AND RELATED TRANSACTIONS

    Walter C.D. Carlson, a director of the Company, Michael G. Hron, Secretary of the Company, TDS Telecom and APP, William S. DeCarlo, the Assistant Secretary of TDS, Stephen P. Fitzell, the Secretary of USM and Sherry S. Treston, the Assistant Secretary of USM, are partners of Sidley & Austin, the principal law firm of the Company and its subsidiaries. Walter C.D. Carlson is a trustee and beneficiary of a voting trust which controls TDS and is the husband of Debora M. de Hoyos, a director of APP.

                        SECURITY OWNERSHIP OF MANAGEMENT

    The following table sets forth, at February 28, 1995, the number of Common Shares and Series A Common Shares beneficially owned, and the percentage of the outstanding shares of each such class so owned by each director and nominee for director of the Company, by each of the executive officers named in the Summary Compensation Table and by all directors and executive officers as a group.

                                                                                                      PERCENT OF
       NAME OF INDIVIDUAL OR                                   AMOUNT AND NATURE OF     PERCENT OF      VOTING
    NUMBER OF PERSONS IN GROUP           TITLE OF CLASS      BENEFICIAL OWNERSHIP(1)       CLASS         POWER
- -----------------------------------  ----------------------  ------------------------   -----------   -----------
LeRoy T. Carlson, Jr., Walter C.D.
 Carlson, Letitia G. Carlson,
 Donald C. Nebergall and
 Melanie J. Heald(2)...............  Series A Common Shares          6,252,336              90.9%         52.4%
LeRoy T. Carlson, Jr., C. Theodore
 Herbert, Ronald D. Webster and
 Michael G. Hron(3)................  Common Shares                       1,008               *             *
                                     Series A Common Shares            146,576               2.1%          1.2%
LeRoy T. Carlson, Jr., C. Theodore
 Herbert, Ronald D. Webster and
 Michael G. Hron(4)................  Common Shares                      19,148               *             *
LeRoy T. Carlson(5)................  Common Shares                      19,793               *             *
                                     Series A Common Shares             72,174               1.0           *
LeRoy T. Carlson, Jr.(6)(12).......  Common Shares                      64,912               *             *

                                                                                                      PERCENT OF
       NAME OF INDIVIDUAL OR                                   AMOUNT AND NATURE OF     PERCENT OF      VOTING
    NUMBER OF PERSONS IN GROUP           TITLE OF CLASS      BENEFICIAL OWNERSHIP(1)       CLASS         POWER
- -----------------------------------  ----------------------  ------------------------   -----------   -----------
Murray L. Swanson(7)(12)...........  Common Shares                      28,426               *             *
                                     Series A Common Shares              2,445               *             *
James Barr III(12).................  Common Shares                      12,229               *             *
H. Donald Nelson(7)................  Common Shares                       3,576               *             *
                                     Series A Common Shares              5,147               *             *
Rudolph E. Hornacek(8).............  Common Shares                      16,666               *             *
                                     Series A Common Shares              2,350               *             *
Lester O. Johnson(9)...............  Common Shares                       2,041               *             *
                                     Series A Common Shares             70,262               1.0%          *
Donald C. Nebergall(10)............  Common Shares                       1,098               *             *
Walter C.D. Carlson(11)............  Common Shares                          67               *             *
Donald R. Brown(12)................  Common Shares                      16,749               *             *
                                     Series A Common Shares              4,592               *             *
Robert J. Collins(12)..............  Common Shares                       3,998               *             *
                                     Series A Common Shares                498               *             *
Other executive officers
 (8 persons)(12)(13)...............  Common Shares                     117,244               *             *
                                     Series A Common Shares                710               *             *
All directors and executive
 officers as a group (20
 persons)(12)......................  Common Shares                     306,955               *             *
                                     Series A Common Shares          6,557,090              95.4%         54.9%

- ---------
  * Less than 1%
 1. The nature of beneficial ownership for shares in this column is sole voting and investment power, except as otherwise set forth in these footnotes.
 2. The shares listed are held by the persons named as trustees under a voting trust which expires June 30, 2009, created to facilitate long-standing relationships among the trustees' certificate holders. Under the terms of the voting trust, the trustees hold and vote the Series A Common Shares held in the trust. If the voting trust were terminated, the following persons would each be deemed to own beneficially more than 5% of the outstanding Series A Common Shares: Margaret D. Carlson (wife of LeRoy T. Carlson), LeRoy T. Carlson, Jr., Walter C.D. Carlson, Prudence E. Carlson, Letitia G. Carlson (children of LeRoy T. Carlson and Margaret D. Carlson) and Donald C. Nebergall, as trustee under certain trusts for the benefit of the heirs of LeRoy T. and Margaret D. Carlson and an educational institution. In addition, Margaret D. Carlson owns 50,512 Series A Common Shares directly and Prudence E. Carlson owns 194,148 Series A Common Shares directly.
 3. Voting and investment control is shared by the persons named as trustees of the Telephone and Data Systems, Inc. Employees' Pension Trust I.
 4. Voting and investment control is shared by the persons named as trustees of the Telephone and Data Systems, Inc. Tax-Deferred Savings Trust. Does not include 185,870 shares as to which the voting and investment power is passed through to plan participants or 1,278 shares voted by such trustees which are reported as being beneficially owned by the other persons in this table.
 5. Does not include 267,648 Series A Common Shares (3.9% of class) held for the benefit of LeRoy T. Carlson in the voting trust described in footnote (2). Beneficial ownership is disclaimed as to 637,261 Series A Common Shares held for the benefit of his wife in such voting trust and as to 50,512 Series A Common Shares included in the table which are held directly by his wife (an aggregate of 10.0% of class).
 6. Does not include 1,067,970 Series A Common Shares (15.5% of class) held in the voting trust described in footnote (2), of which 1,038,734 shares are held for the benefit of LeRoy T. Carlson, Jr. Beneficial ownership is disclaimed with respect to an aggregate of 29,236 Series A Common Shares held for the benefit of his wife, his children and others in such voting trust.
 7. Includes shares as to which voting and/or investment power is shared.
 8. Includes 681 Series A Common Shares held as custodian for his children.
 9. Does not include 244,622 Series A Common Shares (3.6% of class) held for the benefit of Lester O. Johnson and his wife in the voting trust described in footnote (2).

10. Does not include 1,007,828 Series A  Common Shares (14.6% of class) held  as trustee  under trusts for the benefit of  the heirs of LeRoy T. and Margaret
    D. Carlson and an educational institution, or 30 Series A Common Shares held for the benefit  of Donald C.  Nebergall, which are  included in the  voting trust described in footnote (2).
11. Does  not include 1,069,341 Series A Common  Shares (15.5% of class) held in the voting trust described  in footnote (2), of  which 1,042,878 shares  are held  for  the  benefit  of Walter  C.D.  Carlson.  Beneficial  ownership is disclaimed with respect  to an aggregate  of 26,463 Series  A Common  Shares held for the benefit of his wife and children in such voting trust.
12. Includes  the  following  number  of Common  Shares  that  may  be purchased pursuant to  stock  options  and/or  stock  appreciation  rights  which  are currently  exercisable or exercisable within 60  days: Mr. LeRoy T. Carlson,
    7,210 shares; Mr. LeRoy T. Carlson,  Jr., 60,420 shares; Mr. Swanson,  7,075 shares;  Mr. Barr,  10,000 shares; Mr.  Hornacek, 11,890  shares; Mr. Brown,
    1,430 shares;  Mr. Collins,  -0-shares; and  all other  executive  officers,
    80,975 shares.
13. Does  not include  58,569 Series  A Common Shares  held in  the voting trust described in footnote (2).

                             PRINCIPAL SHAREHOLDERS

    In addition to persons listed in the preceding table and the footnotes thereto, the following table sets forth, as of February 28, 1995, information regarding each person who beneficially owns more than 5% of any class of voting securities of TDS. The nature of beneficial ownership in this table is sole voting and investment power except as otherwise set forth in footnotes thereto.

                                                           SHARES OF                 PERCENT OF
                                                           TDS CLASS   PERCENT OF      VOTING
     SHAREHOLDER'S NAME AND ADDRESS       TITLE OF CLASS     OWNED      TDS CLASS       POWER
- ----------------------------------------  --------------  -----------  -----------   -----------

Putnam Investments, Inc., ET AL.(1) ....  Common Shares    3,578,933          7.1%          3.0%
One Post Office Square
Boston, Massachusetts 02109

The Equitable Companies Inc.(2) ........  Common Shares    2,810,190          5.6%          2.4%
787 Seventh Avenue
New York, New York 10019

Liberty Investment Management,            Common Shares    2,677,070          5.3%          2.2%
Inc.(3) ................................
2502 Rocky Point Drive
Tampa, Florida 33607

William and Betty McDaniel .............  Preferred           62,500         13.8%      *
160 Stowell Road                          Shares
Salkum, Washington 98582

Van and Janet McDaniel .................  Preferred           62,500         13.8%      *
160 Stowell Road                          Shares
Salkum, Washington 98582

Goldman Sachs & Co. ....................  Preferred           51,290         11.3%      *
85 Broad Street                           Shares
New York, New York 10004

Roland G. and Bette B. Nehring .........  Preferred           23,030          5.1%      *
5253 North Dromedary Road                 Shares
Phoenix, Arizona 85018

- ---------
*    Less than 1%

(1) Based on a Schedule 13G (Amendment No. 2) filed with the Securities and Exchange Commission ("SEC"). The Schedule 13G reports that Putnam Investments, Inc. and The Putnam Advisory Company, Inc. share voting power with respect to 342,331 Common Shares, that Putnam Investments, Inc. and Putnam Investment Management, Inc. share dispositive power with respect to 3,096,605 Common Shares, and that Putnam Investments, Inc. and The Putnam Advisory Company, Inc. share dispositive power with respect to 482,328 Common Shares. The Schedule 13G reports that Marsh & McLennan Companies, Inc. is the direct or indirect parent corporation of each of such entities.

(2) Based on the most recent Schedule 13G (Amendment No. 6) filed with the SEC. Includes shares held by the following affiliates: The Equitable Life Assurance Society of the United States -- 1,507,900 shares; Alliance Capital Management, L.P. -- 1,290,090 shares; and Wood, Struthers & Winthrop Management Corp. -- 12,200 shares. Equitable reports sole voting power with respect to

     2,653,350 shares, shared voting power with respect to 53,500 shares and sole dispositive power with respect to 2,810,190 shares. Alpha Assurance
     I.A.R.D. Mutuelle, Alpha Assurances  Vie Mutuelle, AXA Assurances  I.A.R.D.
     Mutuelle,  AXA Assurances Vie  Mutuelle, Uni Europe  Assurance Mutuelle and
     AXA, corporations organized under the laws of France, are affiliates of The
     Equitable Companies, Inc.

(3)  Based  on  information  provided  to  the  Company  by  Liberty  Investment
     Management, Inc.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    See "Executive Compensation--Compensation Committee Interlocks and Insider Participation."

                             SHAREHOLDER PROPOSALS

    Proposals of shareholders intended to be presented at the 1996 Annual Meeting of Shareholders must be received by the Company at its principal executive offices not later than December 15, 1995 for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

                            SOLICITATION OF PROXIES

    Your proxy is solicited by the Board of Directors and its agents and the cost of solicitation will be paid by the Company. Officers, directors and regular employees of the Company, acting on its behalf, may also solicit proxies by telephone, telegraph or personal interview. The Company has also retained MacKenzie Partners, Inc. to assist in the solicitation of proxies for a fee of $7,500 plus out-of-pocket expenses. The Company will, at its expense, request brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares held of record by such persons.

                             FINANCIAL INFORMATION

    THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1994, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, UPON THE WRITTEN OR ORAL REQUEST OF ANY SHAREHOLDER AS OF THE RECORD DATE, AND WILL PROVIDE COPIES OF THE EXHIBITS TO ANY SUCH DOCUMENTS UPON PAYMENT OF A REASONABLE FEE WHICH SHALL NOT EXCEED THE COMPANY'S REASONABLE EXPENSES INCURRED THEREWITH. REQUESTS FOR SUCH MATERIALS SHOULD BE DIRECTED TO INVESTOR RELATIONS, TELEPHONE AND DATA SYSTEMS, INC., 30 NORTH LASALLE STREET, 40TH FLOOR, CHICAGO, ILLINOIS 60602, TELEPHONE (312) 630-1900.

                                 OTHER BUSINESS

    It is not anticipated that any action will be asked of the shareholders other than that set forth above, but if other matters properly are brought before the Annual Meeting, the persons named in the proxy will vote in accordance with their best judgment.

                                          By order of the Board of Directors

                                          /s/ Michael G. Hron

                                          Michael G. Hron
                                          SECRETARY

   ALL SHAREHOLDERS ARE URGED TO SIGN, DATE AND MAIL THEIR PROXIES PROMPTLY.

                                   EXHIBIT A

                        TELEPHONE AND DATA SYSTEMS, INC.
                         1994 LONG-TERM INCENTIVE PLAN

                                   ARTICLE I
                                    PURPOSE

    The purposes of the Telephone and Data Systems, Inc. 1994 Long-Term Incentive Plan (the "Plan") are (i) to align the interests of the stockholders of Telephone and Data Systems, Inc. (the "Company") and the key executive and management employees of the Company who receive options under the Plan by increasing the proprietary interest of such employees in the Company's growth and success, (ii) to advance the interests of the Company by attracting and retaining key executive and management employees of the Company, and (iii) to motivate such employees to act in the long-term best interests of the Company's stockholders.

                                   ARTICLE II
                                  DEFINITIONS

    For purposes of the Plan, the following capitalized terms shall have the meanings set forth in this Article.

    2.1 "Affiliate" shall mean a corporation which owns directly or indirectly at least 50% of the outstanding stock of the Company or the combined voting power of such outstanding stock or a corporation at least 50% of whose outstanding stock or the combined voting power of such outstanding stock is owned directly or indirectly by the Company.

    2.2 "Award" shall mean a written agreement between the Company and an optionee evidencing an option granted hereunder.

    2.3  "Board" shall mean the Board of Directors of the Company.

    2.4  "Code" shall mean the Internal Revenue Code of 1986, as amended.

    2.5 "Committee" shall mean a Committee designated by the Board, consisting of two or more members of the Board, each of whom are "outside directors" within the meaning of section 162(m) of the Code. No member of the Committee during the one year prior to serving as a Committee member, or while serving as a Committee member, shall have been, or shall be, granted or awarded shares of Common Stock, or options to purchase shares of Common Stock or other Stock of the Company, or stock appreciation rights pursuant to the Plan or any other plan of the Company or any of its affiliates, except for a grant or award which would not result in such member ceasing to be a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act.

    2.6 "Common Stock" shall mean the class of shares of the Company designated as "Common Shares" in its Articles of Incorporation.

    2.7 "Disability" shall mean a total physical disability which, in the committee's judgment, prevents an optionee from performing substantially such optionee's employment duties and responsibilities for a continuous period of at least six months.

    2.8 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

    2.9 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

    2.10 "Fair Market Value" of a share of Stock shall mean its closing sale price on the principal national stock exchange on which the Stock is traded on the date as of which such value is being determined, or, if there shall be no reported sale for such date, on the next preceding date for which a sale was reported; PROVIDED THAT if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.

    2.11 "Incentive Stock Option" shall mean an option to purchase shares of Stock which meets the requirements of section 422 of the Code (or any successor provision) and which is intended by the Committee to constitute an Incentive Stock Option.

    2.12 "Legal Representative" shall mean a guardian, legal representative or other person acting in a similar capacity with respect to an optionee.

    2.13 "Mature Shares" shall mean shares of Stock (i) for which the holder thereof has good title, free and clear of all liens and encumbrances, and (ii) which such holder has held for at least six months or has purchased on the open market.

    2.14 "Non-Qualified Stock Option" shall mean an option to purchase shares of Stock which is not an Incentive Stock Option.

    2.15 "Performance Measures" shall mean criteria and objectives established by the Committee which must be satisfied during a Performance Period in order for an employee eligible to participate in the Plan to be granted a Performance Stock Option. Such criteria and objectives may include, but are not limited to, the attainment by a share of Stock of a specified Fair Market Value for a specified period of time, certain earnings per share or return on equity, increased cash flows, revenues, or market share, or attainment of cost reduction goals, attainment of individual performance objectives, or any other criteria and objectives established by the Committee or any combination thereof.

    2.16 "Performance Period" shall mean a period designated by the Committee during which Performance Measures shall be measured.

    2.17   "Permanent and Total Disability" shall  have the meaning set forth in section 22(e)(3) of the Code (or any successor thereto).

    2.18 "Permitted Transferee" shall mean (i) an optionee's spouse, (ii) any of an optionee's lineal descendants or (iii) a trust or similar arrangement of which such spouse, a lineal descendant of such optionee, or one or more of such persons are the only current beneficiaries, provided that such spouse or descendant (or the Legal Representative of such spouse or descendant) or such trust or similar arrangement, as the case may be, has entered into a written agreement with the Company authorizing the Company to withhold shares of Stock which would otherwise be delivered to such person upon an exercise of a Non-Qualified Stock Option to pay any federal, state, local or other taxes which may be required to be withheld or paid in connection with such exercise in the event that the optionee does not provide for an arrangement satisfactory to the Company to assure that such taxes will be paid.

    2.19  "Stock" shall  mean Common Stock and  any other equity security  which
(i) is designated by the Board to be available for stock option grants under the Plan or (ii) becomes available for grants under the Plan by reason of a stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, spin-off or other similar change in capitalization or  event or  any distribution  to holders  of shares  of  Common
Stock.

                                  ARTICLE III
                         ELIGIBILITY AND ADMINISTRATION

    3.1 ELIGIBILITY. Participants in the Plan shall consist of such key executive and management employees of the Company as the Committee in its sole discretion may select from time to time. The Committee's selection of an employee to participate in the Plan at any time shall not require the Committee to select such employee to participate in the Plan at any other time.

    3.2 COMMITTEE ADMINISTRATION. (a) IN GENERAL. The Plan shall be administered by the Committee in accordance with the terms of the Plan. The Committee, in its discretion, shall select those eligible key executive and management employees for participation in the Plan as the Committee determines and shall determine the form and timing of each grant of an option and the number of shares of Stock subject to each option, the purchase price per share of Stock purchasable upon exercise of the option, the time and conditions of exercise of the option and all other terms and conditions of the option, including, without limitation, the form of the Award evidencing the option. The Committee shall interpret the Plan and establish any rules and procedures it deems necessary or desirable for the administration of the Plan and may impose, incidental to the grant of an option, conditions with respect to the option, such as restricting or limiting competitive employment or other activities. All such interpretations, rules, procedures and conditions shall be conclusive and binding on the parties. A majority of the members of the Committee shall constitute a quorum. The acts of the Committee shall be either
(i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by a majority of the Committee without a meeting.

    (b) DELEGATION. The Committee may delegate some or all of its power and authority hereunder to the President and Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; PROVIDED, HOWEVER, that the Committee may not delegate its power and authority with regard to (A) the selection for participation in the Plan of (i) the Chief Executive Officer of the Company (or any employee who is acting in such capacity), one of the four highest compensated officers of the Company (other than the Chief Executive Officer), or any other person deemed to be a "covered employee" within the meaning of section 162(m) of the Code or who, in the Committee's judgment, is likely to be a covered employee at any time during the exercise period of the option to be granted to such employee, or (ii) an officer or other person subject to section 16 of the Exchange Act, or (B) decisions concerning the timing, pricing or number of shares subject to an option granted to such an employee, officer or other person who is, or who in the Committee's judgment is likely to be, a covered employee.

    (c) INDEMNIFICATION. No member of the Board or Committee, and neither the President and Chief Executive Officer nor any other executive officer to whom the Committee shall delegate any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan and each member of the Board and the Committee and the President and Chief Executive Officer and each such other executive officer who is designated by the Committee to exercise any power or authority hereunder shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the full extent permitted by law, except as otherwise may be provided in the Company's articles of incorporation or by-laws, and under any directors' and officers' liability insurance which may be in effect from time to time.

    3.3 SHARES AVAILABLE. Subject to adjustment as provided in Section 5.7, 800,000 shares of Common Stock shall initially be available under the Plan. Such shares of Common Stock and shares of each other class of Stock which become available under the Plan shall be reduced by the sum of the aggregate number of shares of such Stock then subject to outstanding options under the Plan. To the extent that an outstanding option expires or terminates unexercised or is cancelled or forfeited, then the shares of Stock subject to such expired, unexercised, cancelled or forfeited portion of such option shall again be available under the Plan. Shares of Stock to be delivered under the Plan shall be made available from authorized and unissued shares of Stock, or authorized and issued shares of Stock reacquired and held as treasury shares or otherwise or a combination thereof.

                                   ARTICLE IV
                                 STOCK OPTIONS

    4.1 IN GENERAL. The Committee may, in its discretion, grant options to purchase shares of Stock to such eligible employees as may be selected by the Committee. Each option, or portion thereof, that is not an Incentive Stock Option, shall be a Non-Qualified Stock Option. Each Incentive Stock Option shall be granted within ten years of the effective date of the Plan. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by an option holder during any calendar year (under the Plan or any other plan of the Company or any of its subsidiaries) exceeds $100,000, such options shall constitute Non-Qualified Stock Options. Options shall be subject to the terms and conditions set forth in this Section 4.1 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem advisable, except that the Committee shall not grant an option or options in any calendar year to any eligible employee which, in the aggregate, give such an employee an option to purchase more than 50,000 shares of Stock (as may be adjusted pursuant to Section 5.7).

    4.2 NUMBER OF SHARES AND PURCHASE PRICE. The number of shares of Stock subject to an option and the purchase price per share of Stock purchasable upon exercise of the option shall be determined by the Committee; PROVIDED, HOWEVER, that the purchase price per share of Stock purchasable upon exercise of either an Incentive Stock Option or a Non-Qualified Stock Option shall generally be the average Fair Market Value of a share of Stock during the 20 trading days immediately preceding the date the option is granted, but in the case of an Incentive Stock Option, shall not be less than 100% of the Fair Market Value of a share of Stock on the date such option is granted; PROVIDED FURTHER, that if an Incentive Stock Option shall be granted to an employee who owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Company or any of its subsidiaries ("Ten Percent Holder"), the purchase price per share of Stock shall be at least 110% of its Fair Market Value.

    4.3 OPTION PERIOD AND EXERCISABILITY. The period during which an option may be exercised shall be determined by the Committee; PROVIDED, HOWEVER, that no Incentive Stock Option shall be exercised later than ten years after its date of grant; PROVIDED FURTHER, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall be exercised within five years of its date of grant. The Committee may, in its discretion, establish Performance Measures which must be satisfied during a Performance Period as a condition either to a grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments or in part or in full at any time. An option may be exercised only with respect to whole shares of Stock.

    4.4 METHOD OF EXERCISE. An option may be exercised (i) by giving written notice to the Vice President-Human Resources of the Company specifying the number of whole shares of Stock to be purchased and by accompanying such notice with payment therefor in full (unless another arrangement for such payment which is satisfactory to the Company has been made) either (A) in cash, (B) in Mature Shares having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) by authorizing the Company to withhold whole shares of Stock which would otherwise be delivered upon exercise of the option having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (D) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or
(E) a combination of (A), (B) and (C), in each case to the extent determined by the Committee at the time the option is granted, and (ii) by executing such documents as the Company may reasonably request. The Committee shall have sole discretion to disapprove of an election pursuant to any of clauses (B)-(E) in the preceding sentence and, in the case of an optionee who is subject to section 16 of the Exchange Act, the Company may require that the method of making such payment be in compliance with section 16 of the Exchange Act and the rules and regulations thereunder. If payment of the purchase price is to be made pursuant to clause (B) or (C) (or a combination thereof) of the first sentence of this
Section 4.4, any fraction of a share of Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No share of Stock shall be delivered until the full purchase price therefor has been paid.

    4.5 TERMINATION OF EMPLOYMENT. (A) DISABILITY. Unless otherwise specified in an Award evidencing the grant of an option and, in the case of an Incentive Stock Option, subject to Section 4.5(f), if an optionee's employment with the Company terminates by reason of Disability, the option held by such optionee shall be exercisable only to the extent that such option is exercisable on the effective date of such optionee's termination of employment and after such date may be exercised by such optionee (or such optionee's Legal Representative) for a period of 12 months after the effective date of such optionee's termination of employment or until the expiration of the term of such option, whichever period is shorter. If the optionee shall die within such period (or other period specified in the Award), the option shall be exercisable by the beneficiary or beneficiaries duly designated by the optionee or, if none, the executor or administrator of the optionee's estate or, if none, the person to whom the optionee's rights under such option shall pass by will or by applicable laws of descent and distribution, to the same extent such option was exercisable by the optionee on the date of the optionee's death, for a period ending on the later of (i) the last day of such period and (ii) 9 days after the date of the optionee's death.

    (b) RETIREMENT OR RESIGNATION WITH PRIOR CONSENT OF THE BOARD. Unless otherwise specified in an Award evidencing the grant of an option and, in the case of an Incentive Stock Option, subject to Section 4.5(f), if an optionee's employment with the Company terminates by reason of the optionee's retirement after attainment of age 65 or by reason of the optionee's resignation of employment at any age with the prior consent of the Board (as evidenced in the Company's minute book), the option held by such optionee shall be exercisable only to the extent that such option is exercisable on the effective date of such optionee's retirement or resignation, as the case may be, and after such date may be exercised by such optionee (or such optionee's Legal Representative) for a period of 90 days after such effective date or until the expiration of the term of such option, whichever period is shorter. If the optionee who has so retired or resigned shall die within such period (or other period specified in the Award), the option shall be exercisable by the beneficiary or beneficiaries duly designated by the optionee or, if none, the executor or administrator of the optionee's estate or, if none, the person to whom the optionee's rights under such option shall pass by will or by the applicable laws of descent and distribution, to the same extent such option was exercisable by the optionee on the date of the optionee's death, for a period ending 180 days after the effective date of such optionee's retirement or resignation.

    (c) TRANSFER TO AFFILIATE. Unless otherwise specified in an Award evidencing the grant of an option, and in the case of an Incentive Stock Option, subject to Section 4.5(f), if an optionee's employment with the Company terminates by reason of the optionee's transfer of employment to an Affiliate, then the optionee's employment with such Affiliate shall be deemed to be employment with the Company solely for the purpose of determining the exercisability of any outstanding option awarded to such optionee, except that such option shall be exercisable only to the extent it is exercisable at the time of such transfer.

    (d) DEATH. Unless otherwise specified in an Award evidencing the grant of an option and, in the case of an Incentive Stock Option, subject to Section 4.5(f), if an optionee's employment with the Company terminates by reason of death, the option held by such optionee shall be exercisable only to the extent that such option is exercisable on the date of such optionee's death, and after such date may be exercised by the beneficiary or beneficiaries duly designated by the optionee or, if none, the executor or administrator of the optionee's estate or, if none, the person to whom the optionee's rights under such option shall pass by will or by the applicable laws of descent or distribution for a period of 180 days after the date of death or until the expiration of the term of such option, whichever period is shorter.

    (e) OTHER TERMINATION OF EMPLOYMENT. Unless otherwise specified in an Award evidencing the grant of an option and, in the case of an Incentive Stock Option, subject to Section 4.5(f), if an optionee's employment with the Company terminates for any reason other than Disability, retirement after attainment of age 65, resignation of employment with the prior consent of the Board, a transfer to an Affiliate or death, the option held by such optionee shall be exercisable only to the extent that such option is exercisable on the effective date of such optionee's termination of employment and after such date may be exercised by such optionee (or such optionee's Legal Representative) for a period of 30 days after such effective date or until the expiration of the term of such option, whichever period is shorter. If the optionee shall die within such period (or other period specified in the Award), the option held by such optionee shall be exercisable only to the extent that such option is exercisable on the date of such optionee's death, and after such date may be exercised by the beneficiary or beneficiaries duly designated by the optionee or, if none, the executor or administrator of the optionee's estate or, if none, the person to whom the optionee's rights under such option shall pass by will or by the applicable laws of descent or distribution for a period of 120 days after the date of death or until the expiration of the term of such option, whichever period is shorter. Notwithstanding the first sentence of this subsection (e), if an optionee ceases to be employed by the Company on account of such optionee's negligence, willful misconduct, competition with the Company or an Affiliate or misappropriation of confidential information of the Company or an Affiliate, the option shall terminate on the date the optionee's employment with the Company terminates, unless such option terminates earlier pursuant to Section 4.6.

    (f) TERMINATION OF EMPLOYMENT--INCENTIVE STOCK OPTIONS. If the employment with the Company of an optionee of an Incentive Stock Option terminates by reason of death or Permanent and Total Disability, each Incentive Stock Option held by such optionee shall be exercisable only to the extent that such option is exercisable on the date of such optionee's death or on the effective date of such optionee's termination of employment by reason of Permanent and Total Disability, as the case may be. In the case of the optionee's Permanent and Total Disability, the option may thereafter be exercised by such optionee (or such optionee's Legal Representative) for a period of one year (or such shorter period as the Committee may specify in the Award) after the effective date of such optionee's termination of employment by reason of Permanent and Total Disability or until the expiration of the term of such Incentive Stock Option, whichever period is shorter. In the case of the optionee's death, the option may thereafter be exercised by the beneficiary or beneficiaries duly designated by the optionee or, if none, the executor or administrator of the optionee's estate or, if none, the person to whom the optionee's rights under such option shall pass by will or by the applicable laws of descent and distribution for a period of one year (or such other period as the Committee may specify in the Award) after the date of such optionee's death or until the expiration of the term of such Incentive Stock Option, whichever period is shorter.

    If the employment with the Company of an optionee terminates for any reason other than death or Permanent and Total Disability, each Incentive Stock Option held by such optionee shall be exercisable only to the extent such option is exercisable on the effective date of such optionee's termination of employment, and may thereafter be exercised by such optionee (or such optionee's Legal Representative) for a period of three months after the effective date of such optionee's termination of employment or until the expiration of the term of the Incentive Stock Option, whichever period is shorter.

    If an optionee dies during the exercise period specified in the Award evidencing the grant of such option following termination of employment by reason of Permanent and Total Disability, or if the optionee dies during the three-month period following termination of employment for any reason other than death or Permanent and Total Disability, each Incentive Stock Option held by such optionee shall be exercisable only to the extent such option is exercisable on the date of the optionee's death and may thereafter be exercised by the beneficiary or beneficiaries duly designated by the optionee or, if none, the executor or administrator of the optionee's estate or, if none, the person to whom the optionee's rights under such option shall pass by will or by the applicable laws of descent and distribution for a period of one year (or such shorter period as the Committee may specify in the Award) after the date of death or until the expiration of the term of such Incentive Stock Option, whichever period is shorter.

    4.6 FORFEITURE OF OPTION UPON COMPETITION WITH COMPANY OR ANY AFFILIATE OR MISAPPROPRIATION OF CONFIDENTIAL INFORMATION. Notwithstanding any other provision herein, an option granted pursuant to an Award under the Plan shall not be exercisable on or after any date on which such optionee (a) enters into competition with the Company or an Affiliate, or (b) misappropriates confidential information of the Company or an Affiliate, as determined by the Committee or the Company in its sole discretion, and, accordingly, shall be terminated and thereby forfeited to the extent it has not been exercised as of such date.

    For purposes of the preceding sentence, an optionee shall be treated as entering into competition with the Company or an Affiliate if such optionee (i) directly or indirectly, individually or in conjunction with any person, firm or corporation, has contact with any customer of the Company or an Affiliate or any prospective customer which has been contacted or solicited by or on behalf of the Company or an Affiliate for the purpose of soliciting or selling to such customer or prospective customer any product or service, except to the extent such contact is made on behalf of the Company or an Affiliate, or (ii) otherwise competes with the Company or an Affiliate in any manner or otherwise engages in the business of the Company or an Affiliate.

    An optionee shall be treated as misappropriating confidential information of the Company or an Affiliate if such optionee (i) uses confidential information (as described below) for the benefit of anyone other than the Company or such Affiliate, as the case may be, or discloses the confidential information to anyone not authorized by the Company or such Affiliate, as the case may be, to receive such information, (ii) upon termination of employment, makes any summaries of, takes any notes with respect to, or memorizes any information or takes any confidential information or reproductions thereof from the facilities of the Company or an Affiliate, or (iii) upon termination of employment or upon the request of the Company or an Affiliate, fails to return all confidential information then in the optionee's possession. "Confidential information" shall mean any confidential and proprietary drawings, reports, sales and training manuals, customer lists, computer programs, and other material embodying trade secrets or confidential technical, business, or financial information of the Company or an Affiliate.

                                   ARTICLE V
                                    GENERAL

    5.1 EFFECTIVE DATE AND TERM OF PLAN. The Plan shall become effective as of November 4, 1994 and shall terminate ten years thereafter unless terminated earlier by the Board. Termination of the Plan shall not affect the terms or conditions of any option granted prior to termination. Grants of options hereunder may be made at any time on or after the effective date and prior to the termination of the Plan. The Plan shall be submitted to the stockholders of the Company for approval and, in the event that the Plan is not approved by such stockholders, no Incentive Stock Options shall be granted hereunder.

    5.2 AMENDMENTS. The Board may amend the Plan as it shall deem advisable, subject to any requirement of stockholder approval under applicable law, including Rule 16b-3 under the Exchange Act and section 162(m) of the Code; PROVIDED, HOWEVER, that, except as provided in Section 5.7, no amendment shall be made without stockholder approval if such amendment (a) would increase the maximum number of shares of Stock available for issuance under the Plan or (b) would reduce the minimum purchase price in the case of an option; PROVIDED FURTHER that no amendment shall extend the term of the Plan or shall effect any change inconsistent with section 422 of the Code with respect to any Incentive Stock Option which shall have been, or may be, granted under the Plan. No amendment may impair the rights of a holder of an outstanding option without the consent of such holder.

    5.3 AWARD. Each option granted under the Plan shall be evidenced by an Award setting forth the terms and conditions applicable to such option. No option shall be valid until an Award is executed by the Company and the optionee and, upon execution by each party and delivery of the Award to the Company, such option shall be effective as of the effective date set forth in the Award.

    5.4 TRANSFERABILITY OF STOCK OPTIONS. No Incentive Stock Option shall be transferable other than by will or the laws of descent and distribution or pursuant to a beneficiary designation effective on the optionee's death. No Non-Qualified Stock Option shall be transferable other than (a) by will or the laws of descent and distribution, (b) pursuant to a beneficiary designation effective on the optionee's death, or (c) to the extent permitted under (i) securities laws relating to the registration of securities subject to employee benefit plans, (ii) Rule 16b-3 under the Exchange Act and (iii) the Award evidencing the grant of such option, by gift to a Permitted Transferee. Each option may be exercised during the optionee's lifetime only by the optionee (or the optionee's Legal Representative) or, if applicable, by a Permitted
Transferee. Except as permitted by the preceding sentences, no option may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any option such award and all rights thereunder shall immediately become null and void.

    5.5 TAX WITHHOLDING. The Company shall have the right to require, prior to the issuance or delivery of any shares of Stock, payment by the holder of the option being exercised of any federal, state, local or other taxes which may be required to be withheld or paid in connection with the exercise of such option. As determined by the Committee at the time of the grant of an option, an Award may provide that (i) the Company shall withhold whole shares of Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an option (the "Tax Date") in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery to the Company of Mature Shares the aggregate Fair Market Value of which shall be determined as of the Tax Date, (C) authorizing the Company to withhold whole shares of Stock which would otherwise be delivered the aggregate Fair Market Value of which shall be determined as of the Tax Date, (D) a cash payment by a broker-dealer acceptable to the Company to whom the holder has submitted an irrevocable notice of exercise or (E) any combination of (A), (B) and (C); PROVIDED, HOWEVER, that the Committee shall have sole discretion to disapprove of an election pursuant to any of clauses (B)-(E), and that in the case of an optionee who is subject to section 16 of the Exchange Act, the Company may require that the method of satisfying such an obligation be in compliance with section 16 of the Exchange Act and the rules and regulations thereunder. An Award may provide for shares of Stock to be delivered or withheld having an aggregate Fair Market Value in excess of the minimum amount required to be withheld. Any fraction of a share of Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

    5.6 RESTRICTIONS ON SHARES. Each option granted hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Stock subject to such option upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Stock delivered pursuant to any option made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

    5.7 ADJUSTMENT. In the event of any stock split, stock dividend, recapitalization, reclassification, reorganization, merger, consolidation, spin-off, combination of shares in a reverse stock split or other similar event, each holder of an option shall be entitled to receive upon the exercise of an option, at a price determined by the Committee in its sole discretion, such shares of Stock and other securities to which the holder would be entitled had the holder exercised such option prior to the occurrence of such event. If any other event shall occur which in the judgment of the Board would warrant an adjustment to (i) the number or designation of the class or classes of securities available under the Plan or (ii) the number or designation of the class or classes of securities subject to each outstanding option or the purchase price of a share of Stock subject to the option, or any combination of adjustments provided for in clauses (i) and (ii), such adjustments shall be authorized by the Board and made by the Committee upon such terms and conditions as it may deem equitable and appropriate. To the extent that any such event or any action taken under this Section 5.7 shall entitle a holder of an option to purchase additional shares of Stock or other security, the shares of Stock available under the Plan shall be deemed to include such additional shares of Stock or other security. If any such adjustment would result in a fractional security being generally available under the Plan, such fractional security shall be disregarded. If any such adjustment would result in a fractional security being subject to an outstanding option under the Plan, the Company shall pay the holder of such an option, in connection with the first exercise of such option occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the exercise date over (B) the purchase price of such security. Any determination made by the Committee under this Section 5.7 shall be final, binding and conclusive on all holders of outstanding options granted under the Plan.

    5.8 CHANGE IN CONTROL. (a) Notwithstanding any other provision of the Plan or any provision of any agreement, in the event of a Change in Control, all outstanding options shall become immediately exercisable in full. In the event of a Change in Control pursuant to Section (b)(3) below, there may be substituted for each share of Stock available under the Plan, whether or not then subject to an outstanding option, the number and class of shares into which each outstanding share of such Stock shall be converted pursuant to such Change in Control. In the event of such a substitution, the purchase price per share of stock then subject to an outstanding option under the Plan shall be appropriately adjusted by the Committee, but in no event shall the aggregate purchase price for such shares be greater than the aggregate purchase price for the shares of Stock subject to such option prior to the Change in Control.

    (b) For purposes of the Plan, "Change in Control" shall mean:

           (1) the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 25% or more of the combined voting power of the then outstanding securities of the Company entitled to vote generally on matters (without regard to the election of directors) (the "Outstanding Voting Securities"), excluding, however, the following: (i) any acquisition directly from the Company or an Affiliate (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege, unless the security being so exercised, converted or exchanged was acquired directly from the Company or an Affiliate), (ii) any acquisition by the Company or an Affiliate, (iii) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or an Affiliate, (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this Section 5.8(b), or (v) any acquisition by the following persons: (A) LeRoy T. Carlson or his spouse, (B) any child of LeRoy T. Carlson or the spouse of any such child, (C) any grandchild of LeRoy T. Carlson, including any child adopted by any child of LeRoy T. Carlson, or the spouse of any such grandchild, (D) the estate of any of the persons described in clauses (A)-(C), (E) any trust or similar arrangement (including any acquisition on behalf of such trust or similar arrangement by the trustees or similar persons) PROVIDED THAT all of the current beneficiaries of such trust or similar arrangement are persons described in clauses (A)-(C) or their lineal descendants, or (F) the voting trust which expires on June 30, 2009, or any successor to such voting trust, including the trustees of such voting trust on behalf of such voting trust (all such persons, collectively, the "Exempted Persons");

           (2) individuals who, as of November 4, 1994, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; PROVIDED THAT any individual who becomes a director of the Company subsequent to November 4, 1994, whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and PROVIDED FURTHER, that any individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board;

           (3) approval by the stockholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction"), excluding, however, a Corporate Transaction pursuant to which (i) all or substantially all of the individuals or entities who are the beneficial owners of the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 51% of the combined voting power of the outstanding securities of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns, either directly or indirectly, the Company or all or substantially all of the Company's assets) which are entitled to vote generally on matters (without regard to the election of directors), in substantially the same proportions relative to each other as the shares of Outstanding Voting Securities are owned immediately prior to such Corporate Transaction, (ii) no Person (other than the following Persons:
       (V) the Company or an Affiliate, (W) any employee benefit plan (or related trust) sponsored or maintained by the Company or an Affiliate,
       (X) the corporation resulting from such Corporate Transaction, (Y) the Exempted Persons, (Z) and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 25% or more of the Outstanding Voting Securities) will beneficially own, directly or indirectly, 25% or more of the combined voting power of the outstanding securities of such corporation entitled to vote generally on matters (without regard to the election of directors) and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

           (4) approval by the stockholders of the Company of a plan of complete liquidation or dissolution of the Company.

    5.9 NO RIGHT OF PARTICIPATION OR EMPLOYMENT. No person shall have any right to participate in the Plan. Neither the Plan nor any option granted hereunder shall confer upon any person any right to continued employment by the Company or any of its subsidiaries or affiliates or affect in any manner the right of the Company or any of its subsidiaries or affiliates to terminate the employment of any person at any time without liability hereunder.

    5.10 RIGHTS AS STOCKHOLDER. No person shall have any right as a stockholder of the Company with respect to any shares of Stock of the Company which are subject to an option granted hereunder unless and until such person becomes a stockholder of record with respect to such shares of Stock.

    5.11 GOVERNING LAW. The Plan, each option granted hereunder and the related Award, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Illinois and construed in accordance therewith without giving effect to principles of conflicts of laws.

    5.12 SEVERABILITY. If a provision of the Plan shall be held illegal or invalid, the illegality or invalidity shall not affect the remaining parts of the Plan and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included in the Plan.

PROXY                                                                      PROXY
                 PROXY FOR COMMON SHARES SOLICITED ON BEHALF OF
      THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF THE SHAREHOLDERS OF
                        TELEPHONE AND DATA SYSTEMS, INC.
                          TO BE HELD ON MAY 19, 1995

     The undersigned hereby appoints LeRoy T. Carlson, Jr., and Donald C. Nebergall, or either of them acting in the absence of the other, with power of substitution, attorneys and proxies for and in the name and place of the undersigned, to vote the number of Common Shares that the undersigned would be entitled to vote if then personally present at the 1995 Annual Meeting of the Shareholders of Telephone and Data Systems, Inc., or at any adjournment thereof, upon the matters as set forth in the Notice of Annual Meeting and Proxy Statement, as designated on the reverse side hereof.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEE
                         AND "FOR" EACH OTHER PROPOSAL.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEE IN PROPOSAL 1 AND FOR EACH OTHER PROPOSAL.

                          (CONTINUED ON REVERSE SIDE)

                         TELEPHONE AND DATA SYSTEMS, INC.
    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. / /

                                                                  WITHHOLD
                                                                  AUTHORITY
                                                     FOR the     to vote for
                                                     nominee     the nominee
1.  ELECTION OF DIRECTORS                              / /           / /
    JAMES BARR III


                                                     For     Against     Abstain
2.  ADOPTION OF 1994 INCENTIVE PLAN                  / /       / /         / /


                                                     For     Against     Abstain
3.  RATIFY ACCOUNTANTS FOR 1995                      / /       / /         / /


4. In accordance with their discretion, upon all other matters that may properly come before said Annual Meeting and any adjournment thereof.


Dated:                                      ,1995
       -------------------------------------


Please Sign Here
                ---------------------------------


- -------------------------------------------------
NOTE: Please date this proxy and sign it exactly as your name or names appear. All joint owners of shares should sign. State full title when signing as executor, administrator, trustee, guardian, etc. Please return signed proxy in the enclosed envelope.

PROXY                                                                      PROXY
             PROXY FOR SERIES A COMMON SHARES SOLICITED ON BEHALF OF
      THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF THE SHAREHOLDERS OF
                          TELEPHONE AND DATA SYSTEMS, INC.
                            TO BE HELD ON MAY 19, 1995

     The undersigned hereby appoints LeRoy T. Carlson, Jr., and Donald C. Nebergall, or either of them acting in the absence of the other, with power of substitution, attorneys and proxies for and in the name and place of the undersigned, to vote the number of Series A Common Shares that the undersigned would be entitled to vote if then personally present at the 1995 Annual Meeting of the Shareholders of Telephone and Data Systems, Inc., or at any adjournment thereof, upon the matters as set forth in the Notice of Annual Meeting and Proxy Statement, as designated on the reverse side hereof.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES
                            AND "FOR" EACH OTHER PROPOSAL.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES IN PROPOSAL 1 AND FOR EACH OTHER PROPOSAL.

                            (CONTINUED ON REVERSE SIDE)

                           TELEPHONE AND DATA SYSTEMS, INC.
       PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. / /

                                                                  WITHHOLD
                                                                  AUTHORITY
                                                     FOR the     to vote for
                                                     nominees    the nominees
1.  ELECTION OF DIRECTORS                              / /           / /
    LEROY T. CARLSON, JR.; DONALD C.
    NEBERGALL; MURRAY L. SWANSON
    (INSTRUCTION: To withhold authority
    for any nominee, strike through that
    nominee's name above)


                                                     For     Against     Abstain
2.  ADOPTION OF 1994 INCENTIVE PLAN                  / /       / /         / /


                                                     For     Against     Abstain
3.  RATIFY ACCOUNTANTS FOR 1995                      / /       / /         / /


4. In accordance with their discretion, upon all other matters that may properly come before said Annual Meeting and any adjournment thereof.


Dated:                                     , 1995
       ------------------------------------


Please Sign Here
                 ---------------------------------


- --------------------------------------------------
NOTE: Please date this proxy and sign it exactly as your name or names appear. All joint owners of shares should sign. State full title when signing as executor, administrator, trustee, guardian, etc. Please return signed proxy in the enclosed envelope.

PROXY                                                                      PROXY

 PROXY FOR PREFERRED SHARES ISSUED AFTER OCTOBER 31, 1981 SOLICITED ON BEHALF OF
       THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF THE SHAREHOLDERS OF
                          TELEPHONE AND DATA SYSTEMS, INC.
                             TO BE HELD ON MAY 19, 1995

    The undersigned hereby appoints LeRoy T. Carlson, Jr., and Donald C. Nebergall, or either of them acting in the absence of the other, with power of substitution, attorneys and proxies for and in the name and place of the undersigned, to vote the number of Preferred Shares that the undersigned would be entitled to vote if then personally present at the 1995 Annual Meeting of the Shareholders of Telephone and Data Systems, Inc., or at any adjournment thereof, upon the matters as set forth in the Notice of Annual Meeting and Proxy Statement, as designated on the reverse side hereof.

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES
                            AND "FOR" EACH OTHER PROPOSAL.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES IN PROPOSAL 1 AND FOR EACH OTHER PROPOSAL.

                            (CONTINUED ON REVERSE SIDE)

                           TELEPHONE AND DATA SYSTEMS, INC.
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. / /

                                                                  WITHHOLD
                                                                  AUTHORITY
                                                     FOR the     to vote for
                                                     nominees    the nominees
1.  ELECTION OF DIRECTORS                              / /           / /
    LEROY T. CARLSON, JR.; DONALD C.
    NEBERGALL; MURRAY L. SWANSON
    (INSTRUCTION: To withhold authority
    for any nominee, strike through that
    nominee's name above.)


                                                     For     Against     Abstain
2.  ADOPTION OF 1994 INCENTIVE PLAN                  / /       / /         / /


                                                     For     Against     Abstain
3.  RATIFY ACCOUNTANTS FOR 1995                      / /       / /         / /


4. In accordance with their discretion, upon all other matters that may properly come before said Annual Meeting and any adjournment thereof.


Dated:                                     , 1995
        -----------------------------------


Please Sign Here
                ---------------------------------


- -------------------------------------------------
NOTE: Please date this proxy and sign it exactly as your name or names appear. All joint owners of shares should sign. State full title when signing as executor, administrator, trustee, guardian, etc. Please return signed proxy in the enclosed envelope.

PROXY                                                                      PROXY

 PROXY FOR PREFERRED SHARES ISSUED PRIOR TO OCTOBER 31, 1981 SOLICITED ON BEHALF
     OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF THE SHAREHOLDERS OF
                         TELEPHONE AND DATA SYSTEMS, INC.
                           TO BE HELD ON MAY 19, 1995

     The undersigned hereby appoints LeRoy T. Carlson, Jr., and Donald C. Nebergall, or either of them acting in the absence of the other, with power of substitution, attorneys and proxies for and in the name and place of the undersigned, to vote the number of Preferred Shares that the undersigned would be entitled to vote if then personally present at the 1995 Annual Meeting of the Shareholders of Telephone and Data Systems, Inc., or at any adjournment thereof, upon the matters as set forth in the Notice of Annual Meeting and Proxy Statement, as designated on the reverse side hereof.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEE
                           AND "FOR" EACH OTHER PROPOSAL.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEE IN PROPOSAL 1 AND FOR EACH OTHER PROPOSAL.

                            (CONTINUED ON REVERSE SIDE)

                           TELEPHONE AND DATA SYSTEMS, INC.
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. / /

                                                                  WITHHOLD
                                                                  AUTHORITY
                                                     FOR the     to vote for
                                                     nominee     the nominee
1.  ELECTION OF DIRECTORS                              / /           / /
    JAMES BARR III


                                                     For     Against     Abstain
2.  ADOPTION OF 1994 INCENTIVE PLAN                  / /       / /         / /


                                                     For     Against     Abstain
3.  RATIFY ACCOUNTANTS FOR 1995                      / /       / /         / /


4. In accordance with their discretion, upon all other matters that may properly come before said Annual Meeting and any adjournment thereof.


Dated:                                     , 1995
       ------------------------------------


Please Sign Here
                ---------------------------------


- -------------------------------------------------
Note: Please date this proxy and sign it exactly as your name or names appear. All joint owners of shares should sign. State full title when signing as executor, administrator, trustee, guardian, etc. Please return signed proxy in the enclosed envelope.